                                                                     Exhibit 1.1

                                 $800,400,000

                           Dynegy Danskammer, L.L.C.
                            Dynegy Roseton, L.L.C.

                     Subsidiaries of Dynegy Holdings Inc.
                       (Guarantor of lease obligations)

               Pass Through Certificates, Series A and Series B

                        CERTIFICATE PURCHASE AGREEMENT
                        ------------------------------

                                                         Dated as of May 1, 2001

Banc of America Securities LLC
Lehman Brothers Inc.
J.P. Morgan Securities Inc.
Salomon Smith Barney Inc.
TD Securities (USA) Inc.
c/o Banc of America Securities LLC
100 North Tryon Street, 7/th/ Floor
Charlotte, NC 28255

Dear Sirs:

          Roseton-Danskammer 2001-Series A Pass Through Trust and Roseton-Danskammer 2001-Series B Pass Through Trust (collectively, the "Trusts"), newly
                                                                ------
formed trusts respectively created by Dynegy Danskammer, L.L.C., a Delaware limited liability company ("Dynegy Danskammer"), and Dynegy Roseton, L.L.C., a
                            -----------------
Delaware limited liability company ("Dynegy Roseton" and, together with Dynegy
                                     --------------
Danskammer, the "Lessees"), propose to issue and sell to you (the "Initial
                 -------                                           -------
Purchasers") $800,400,000 in aggregate principal amount of Pass Through
----------
Certificates, Series A and Pass Through Certificates, Series B (each a "Series" and collectively, the "Certificates"). The Lessees are indirect wholly-owned
                       ------------
subsidiaries of Dynegy Holdings Inc., a Delaware corporation (the "Company"),
                                                                   -------
which will guarantee each Lessee's payment obligations under one or more sale-leaseback transactions (the "Lease Transactions"). The Certificates are to be
                             ------------------
issued pursuant to two Pass Through Trust Agreements (each a "Pass Through Trust
                                                              ------------------
Agreement"), between the Lessees and The Chase Manhattan Bank, as trustee (the
---------
"Pass Through Trustee"). The assets of each Trust will consist solely of notes
 --------------------
(the "Lessor Notes") to be issued by two Delaware limited liability companies
      ------------
(the "Owner Lessors") each pursuant to an indenture (collectively, the "Lease
      -------------                                                     -----
Indentures") between the applicable Owner Lessor and The Chase Manhattan Bank,
----------
as trustee (the "Lease Indenture Trustee"), in connection with the Lease
                 -----------------------
Transactions. The Initial Purchasers propose to purchase the respective aggregate principal amount of Certificates set forth opposite their name on
Schedule I hereto. Capitalized terms used but not defined herein shall have the meaning given to such terms in the Pass Through Trust Agreements.
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                                                                               2



          The Certificates will be offered and sold to you pursuant to exemptions from the registration requirements under the Securities Act of 1933, as amended (the "Securities Act"). The Company and the Lessees have prepared a
                 --------------
preliminary offering circular, dated April 20, 2001 (the "Preliminary Offering
                                                          --------------------
Circular"), and a final offering circular, dated May 1, 2001 (the "Offering
--------                                                           --------
Circular"), relating to the Company, the Lessees and the Certificates. As
--------
described in the Offering Circular, the Trusts will use the net proceeds from the offering of the Certificates to purchase the Lessor Notes from the Owner Lessors. For purposes of this Agreement, references made to any Preliminary Offering Circular or the Offering Circular shall be deemed to refer to and include any document incorporated by reference therein.

          Upon original issuance thereof, and until such time as the same is no longer required under the applicable requirements of the Securities Act, the Certificates (and all Certificates issued in exchange therefor or in substitution thereof) shall bear the following legend:

          "THE CERTIFICATE EVIDENCED HEREBY HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR ANY STATE OR OTHER SECURITIES LAWS. NEITHER THIS CERTIFICATE NOR ANY INTEREST OR PARTICIPATION HEREIN MAY BE REOFFERED, SOLD, ASSIGNED, TRANSFERRED, PLEDGED, ENCUMBERED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF SUCH REGISTRATION OR UNLESS THE TRANSACTION IS EXEMPT FROM OR NOT SUBJECT TO THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT. THE HOLDER OF THIS CERTIFICATE BY ITS ACQUISITION HEREOF (1) REPRESENTS THAT (A) IT IS A "QUALIFIED INSTITUTIONAL BUYER" (AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT), (B) IT IS AN INSTITUTIONAL ACCREDITED INVESTOR WITHIN THE MEANING OF SUBPARAGRAPH
          (a) (1), (2), (3) OR (7) OF RULE 501 UNDER THE SECURITIES ACT (AN "INSTITUTIONAL ACCREDITED INVESTOR") OR (C) IT IS NOT A U.S. PERSON AND IS ACQUIRING THIS CERTIFICATE IN AN "OFFSHORE TRANSACTION" PURSUANT TO RULE 904 OF REGULATION S, (2) AGREES THAT IT WILL NOT PRIOR TO (X) THE DATE WHICH IS TWO YEARS (OR SUCH SHORTER PERIOD OF TIME AS PERMITTED BY RULE 144(k) UNDER THE SECURITIES ACT OR ANY SUCCESSOR PROVISION THEREUNDER) AFTER THE LATER OF THE ORIGINAL ISSUE DATE HEREOF (OR ANY PREDECESSOR OF THIS CERTIFICATE) OR THE LAST DAY ON WHICH THE COMPANY OR THE LESSEES OR AN AFFILIATE OF THE COMPANY OR THE LESSEES WAS THE OWNER OF THIS CERTIFICATE (OR ANY PREDECESSOR OF THIS CERTIFICATE) AND (Y) SUCH LATER DATE, IF ANY, AS MAY BE REQUIRED BY APPLICABLE LAWS (THE "RESALE RESTRICTION TERMINATION DATE") OFFER, SELL OR OTHERWISE TRANSFER THIS CERTIFICATE, EXCEPT (A) TO THE COMPANY OR ONE OF THE LESSEES, (B) PURSUANT TO A REGISTRATION STATEMENT WHICH HAS BEEN DECLARED EFFECTIVE UNDER THE SECURITIES ACT, (C) FOR SO LONG AS THE CERTIFICATES ARE ELIGIBLE FOR RESALE

          PURSUANT TO RULE 144A, TO A PERSON IT REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER THAT PURCHASES FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER TO WHOM NOTICE IS GIVEN THAT THE TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A, (D) PURSUANT TO OFFERS AND SALES TO NON-U.S. PERSONS THAT OCCUR OUTSIDE THE UNITED STATES WITHIN THE MEANING OF REGULATION S UNDER THE SECURITIES ACT, (E) TO AN INSTITUTIONAL ACCREDITED INVESTOR THAT IS PURCHASING THE CERTIFICATES FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF SUCH AN INSTITUTIONAL ACCREDITED INVESTOR FOR INVESTMENT PURPOSES AND NOT WITH A VIEW TO, OR FOR OFFER OR SALE IN CONNECTION WITH, ANY DISTRIBUTION IN VIOLATION OF THE SECURITIES ACT OR (F) PURSUANT TO ANY OTHER AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND (3) AGREES THAT IT WILL GIVE TO EACH PERSON TO WHOM THIS CERTIFICATE IS TRANSFERRED A NOTICE SUBSTANTIALLY TO THE EFFECT OF THIS LEGEND; PROVIDED THAT THE COMPANY, THE LESSEES AND THE PASS THROUGH TRUSTEE SHALL HAVE THE RIGHT PRIOR TO ANY SUCH OFFER, SALE OR TRANSFER (I) PURSUANT TO CLAUSE (D), (E) OR (F) TO REQUIRE THE DELIVERY OF AN OPINION OF COUNSEL, CERTIFICATION AND/OR OTHER INFORMATION SATISFACTORY TO EACH OF THEM, AND (II) IN EACH OF THE FOREGOING CASES, TO REQUIRE THAT A CERTIFICATION OR TRANSFER IN THE FORM APPEARING AS AN EXHIBIT TO THE PASS THROUGH TRUST AGREEMENT PURSUANT TO WHICH THIS CERTIFICATE HAS BEEN ISSUED IS COMPLETED AND DELIVERED BY THE TRANSFEROR TO THE PASS THROUGH TRUSTEE. THIS LEGEND WILL BE REMOVED UPON THE REQUEST OF THE HOLDER AFTER THE RESALE RESTRICTION TERMINATION DATE. AS USED HEREIN, THE TERMS "OFFSHORE TRANSACTION," "UNITED STATES" AND "U.S. PERSON" HAVE THE MEANINGS GIVEN TO THEM BY REGULATION S UNDER THE SECURITIES ACT.

          BY ITS ACQUISITION OF ANY CERTIFICATE, THE HOLDER THEREOF WILL BE DEEMED TO HAVE REPRESENTED AND WARRANTED, ON EACH DAY FROM THE DATE ON WHICH THE HOLDER ACQUIRES THE CERTIFICATE THROUGH AND INCLUDING THE DATE ON WHICH THE HOLDER DISPOSES OF ITS INTEREST IN SUCH CERTIFICATE, THAT EITHER (A) IT IS NOT AN EMPLOYEE BENEFIT OR OTHER PLAN SUBJECT TO THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA"), OR SECTION 4975 OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE"), AN ENTITY WHOSE UNDERLYING ASSETS INCLUDE "PLAN ASSETS" OF ANY SUCH PLAN, OR A GOVERNMENTAL OR OTHER EMPLOYEE BENEFIT PLAN WHICH SUBJECT TO ANY FEDERAL, STATE OR LOCAL LAW THAT IS SUBSTANTIALLY SIMILAR TO THE PROVISIONS OF TITLE I
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                                                                               4

          OF ERISA OR SECTION 4975 OF THE CODE ("SIMILAR LAWS") OR (B) THE PURCHASE AND HOLDING OF THE CERTIFICATE BY SUCH PERSON WILL NOT CONSTITUTE OR RESULT IN A NON-EXEMPT PROHIBITED TRANSACTION UNDER
          SECTION 406 OF ERISA OR SECTION 4975 OF THE CODE OR A VIOLATION UNDER ANY SIMILAR LAWS."

          You have advised the Company and the Lessees that you will make offers (the "Exempt Resales") of the Certificates purchased by you hereunder on the
      --------------
terms set forth in the Offering Circular, as amended or supplemented, solely to
(i) persons whom you reasonably believe to be "qualified institutional buyers," as defined in Rule 144A under the Securities Act ("QIBs"), or "institutional
                                                   ----
accredited investors" within the meaning of subparagraph (a)(1), (2), (3) or (7) of Rule 501 under the Securities Act ("Institutional Accredited Investors") and
(ii) to persons other than U.S. Persons in offshore transactions meeting the requirements of Rule 903 and 904 of Regulation S under the Securities Act (such persons specified in clauses (i) and (ii) being referred to herein as the "Eligible Purchasers"). As used herein, the terms "offshore transaction" and
 -------------------
"U.S. Person" have the respective meanings given to them in Regulation S under the Securities Act. The Initial Purchasers will offer the Certificates to Eligible Purchasers initially at a price equal to 100% of the principal amount of each Series thereof. Such price may be changed at any time without notice.

          Holders of the Certificates (including the Initial Purchasers and their direct and indirect transferees) will be entitled to the benefits of a Registration Rights Agreement, substantially in the form attached hereto as Annex A (the "Registration Rights Agreement"), pursuant to which the Company and
              -----------------------------
the Lessees will agree to use reasonable best efforts to file with the Securities and Exchange Commission (the "Commission") (i) a registration
                                         ----------
statement under the Securities Act registering Pass Through Certificates of the Trusts (the "Exchange Certificates") which are identical in all material
             ---------------------
respects to the Certificates (except that the Exchange Certificates will not contain terms with respect to transfer restrictions, registration rights and liquidated damages related to registration rights) and (ii) under certain circumstances, a shelf registration statement pursuant to Rule 415 under the Securities Act.

          1.   Representations and Warranties. Each of the representations and
               ------------------------------
warranties made by each Lessee in Section 3.1 of each of the Participation Agreements, dated as of May 1, 2001 (the "Participation Agreements"), and to be
                                          ------------------------
made by the Company in Section 3 of each of the Guarantees to be entered into by the Company on the Closing Date, relating to the Lease Transactions is hereby incorporated herein by reference as if fully set forth herein. In addition, each of the Company and the Lessees represents and warrants to, and agrees with, each Initial Purchaser that:

          (a) The Preliminary Offering Circular and the Offering Circular have been prepared by the Lessees and the Company for use by you in connection with the Exempt Resales. No order or decree preventing the use of the Preliminary Offering Circular or the Offering Circular or preventing the issuance and sale of the Certificates or the consummation of the transactions contemplated hereby, or any order asserting that the transactions contemplated by this Agreement are subject to the registration requirements of the Securities Act, has been issued and no proceeding for that purpose has commenced or is pending or, to the knowledge of the Company or the Lessees, is threatened.

          (b) The Preliminary Offering Circular and the Offering Circular as of their respective dates did not, and the Offering Circular as of the Closing Date will not, contain an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements contained therein, in light of the circumstances under which they were made, not misleading, except that this representation and warranty does not apply to information contained in or omitted from the Preliminary Offering Circular and the Offering Circular in reliance upon, and in conformity with written information furnished to the Lessees or the Company by the Initial Purchasers, expressly for inclusion therein.

          (c) Arthur Andersen LLP, whose report is included or incorporated by reference in the Offering Circular, are independent public accountants with respect to the Company and its Subsidiaries (as defined in Section 14 hereof), as required by the Securities Act and the rules and regulations (the "Rules and
                                                                      ---------
Regulations") of the Commission under the Securities Act. The financial
-----------
statements (including the related notes and supporting schedules) included or incorporated by reference in any Preliminary Offering Circular and the Offering Circular present fairly in all material respects the financial condition, results of operations and cash flows of the entities purported to be shown thereby at the dates and for the periods indicated and have been prepared in accordance with generally accepted accounting principles applied on a consistent basis throughout the periods indicated and conform in all material respects with the Rules and Regulations of the Commission under the Securities Act, except as otherwise noted therein; and the supporting schedules included or incorporated by reference in the Offering Circular present fairly in all materials respects the information required to be stated therein.

          (d) Each of the Company, its Significant Subsidiaries (as defined in Exhibit A hereto) and the Lessees is a corporation duly incorporated or a limited liability company or a limited partnership duly formed and is validly existing in good standing under the laws of the jurisdiction of its incorporation or formation, with full power and authority to own, lease and operate its properties and conduct its business and to enter into and perform its obligations under this Agreement, the Pass Through Trust Agreements and the Registration Rights Agreement; and each of the Company and its Significant Subsidiaries is duly qualified to do business and is in good standing in each jurisdiction in which the character of the business conducted by it or the location of the properties owned, leased or operated by it make such qualification necessary, except where the failure to so qualify would not, individually or in the aggregate, have a material adverse effect on the condition (financial or other), results of operations, business or prospects of the Company and its Subsidiaries taken as a whole.

          (e) All of the outstanding shares of capital stock of each Significant Subsidiary of the Company that is a corporation, all membership interests of each Significant Subsidiary that is a limited liability company, all partnership interests of each Significant Subsidiary that is a partnership and all membership interests of each Lessee have been duly authorized and validly issued and are, if applicable, fully paid and nonassessable. Except as disclosed in the Offering Circular, all of the outstanding shares of capital stock, membership interests, partnership interests or other ownership interests of each Lessee and each Significant Subsidiary of the Company are owned directly or indirectly by the Company, free and clear of any claim, lien, encumbrance, security interest, restriction upon voting or transfer, preemptive rights or any other claim of any third party, except that the shares of capital stock of Dynegy Midwest Generation, Inc. have been pledged in connection with a structured financing. All of the Company's capital stock is owned directly or indirectly by Dynegy Inc., free and clear of any claim, lien, encumbrance, security interest, restriction upon voting or transfer, preemptive rights or any other claim of any third party.

          (f) Except as described in or contemplated by the Offering Circular, there has not been any material adverse change in, or adverse development which, individually or in the aggregate, materially affects or may materially affect, the condition (financial or other), results of operations, business or prospects of the Company and its Subsidiaries taken as a whole from the respective dates as of which information is given in the Offering Circular.

          (g) Neither (i) the consummation of the transactions contemplated hereby, (ii) the execution and delivery of this Agreement, the Pass Through Trust Agreements and the Registration Rights Agreement by the Company and the Lessees and the issuance of the Certificates nor (iii) compliance by the Company and the Lessees with all of the provisions of this Agreement, the Pass Through Trust Agreements and the Registration Rights Agreement, will result in a breach or violation of, or constitute a default under, the certificate of incorporation, by-laws, partnership agreement or other governing documents of the Company, any Lessee or any of their Subsidiaries, or any material agreement, indenture or other instrument to which the Company, any Lessee or any of their Subsidiaries is a party or by which any of them is bound, or to which any of their properties is subject, nor will any such action or the performance by the Company and the Lessees of their obligations hereunder violate any law, rule, administrative regulation or decree of any court, or any governmental agency or body having jurisdiction over the Company, the Lessees, their Subsidiaries or any of their respective properties, or result in the creation or imposition of any lien, charge, claim or encumbrance upon any property or asset of the Company, any Lessee or any of their Subsidiaries. Except for permits, consents, approvals and similar authorizations required under the securities or "Blue Sky" laws of certain jurisdictions, and except for such permits, consents, approvals and authorizations which have been obtained, no permit, consent, approval, authorization or order of any court, governmental agency or body or financial institution is required in connection with the consummation of the transactions contemplated by this Agreement.

          (h) This Agreement has been duly authorized, executed and delivered by the Company and each Lessee and, assuming due authorization, execution and delivery by the Initial Purchasers, constitutes the valid and binding agreement of the Company and each Lessee, and is enforceable against the Company and each Lessee in accordance with its terms, except as the enforceability thereof may be limited by bankruptcy, insolvency, reorganization or similar laws relating to or affecting creditors' rights generally and by general equitable principles, including, without limitation, concepts of materiality, reasonableness, good faith and fair dealing (regardless of whether such enforceability is considered in a proceeding in equity or at law) and except to the extent that rights to indemnification and contribution hereunder may be limited by federal or state securities laws or public policy relating thereto.

          (i) (A) Neither the Company nor any of its Significant Subsidiaries is in violation of its certificate of incorporation or by-laws or other governing documents and (B) neither the Company nor any of its Subsidiaries (1) is in default and no event has occurred which, with notice or lapse of time or both, would constitute such a default, in the due performance or observance of any term, covenant or condition contained in any agreement, indenture or other instrument to which it is a party or by which it is bound or to which any of its properties is subject, except for any such defaults that would not, individually or in the aggregate, have a material adverse effect on the condition (financial or other), results of operations, business or prospects of the Company and its Subsidiaries taken as a whole, or (2) is in violation of any law, ordinance, governmental rule, regulation or court decree to which it or its property may be subject, except for any such violations that would not, individually or in the aggregate, have a material adverse effect on the condition (financial or other), results of operations, business or prospects of the Company and its Subsidiaries taken as a whole.

          (j) The Pass Through Trust Agreements have been duly and validly authorized by the Lessees and, assuming due authorization, execution and delivery by the Pass Through Trustee, will constitute valid and binding agreements of the Lessees and are enforceable against them in accordance with their terms, except as the enforceability thereof may be limited by bankruptcy, insolvency, reorganization or similar laws relating to or affecting creditors' rights generally and by general equitable principles, including, without limitation, concepts of materiality, reasonableness, good faith and fair dealing (regardless of whether such enforceability is considered in a proceeding in equity or at law).

          (k) The Registration Rights Agreement has been duly and validly authorized by the Company and each of the Lessees and, upon its execution and delivery in accordance with its terms by the Company and each Lessee and assuming due authorization, execution and delivery by the Initial Purchasers, will constitute valid and binding agreements of the Company and each of the Lessees and will be enforceable against them in accordance with its terms, except as the enforceability thereof may be limited by bankruptcy, insolvency, reorganization or similar laws relating to or affecting creditors' rights generally and by general equitable principles, including without limitation, concepts of materiality, reasonableness, good faith and fair dealing (regardless of whether such enforceability is considered in a proceeding in equity or at law), and except to the extent that rights to indemnification and contribution thereunder may be limited by federal or state securities laws or public policy relating thereto.

          (l) Assuming due authorization, execution and issuance of each Series by the applicable Trust in accordance with the terms of the applicable Pass Through Trust Agreement and authentication by the applicable Pass Through Trustee in the manner set forth in the applicable Pass Through Trust Agreement, upon delivery to the Initial Purchasers against payment therefor in accordance with the terms hereof and thereof, each Series will have been validly issued and delivered, and will constitute valid and binding obligations of the applicable Trust and will be enforceable against it in accordance with its terms, except as the enforceability thereof may be limited by bankruptcy, insolvency, reorganization or similar laws relating to or affecting creditors' rights generally and by general equitable principles, including without limitation, concepts of materiality, reasonableness, good faith and fair dealing (regardless of whether such enforceability is considered in a proceeding in equity or at law).

          (m) Assuming due authorization, execution and issuance of the Lessor Notes by the applicable Owner Lessor in accordance with the terms of the applicable Lease Indenture and authentication by the applicable Lease Indenture Trustee in the manner set forth in the applicable Lease Indenture, upon delivery to the Trusts against payment therefor, the Lessor Note issued by the applicable Owner Lessor will have been validly issued and delivered, and will constitute valid and binding obligations of the applicable Owner Lessor entitled to the benefits of the applicable Lease Indenture, enforceable against the applicable Owner Lessor in accordance with their terms, except as the enforceability thereof may be limited by bankruptcy, insolvency, reorganization or similar laws relating to or affecting creditors' rights generally and by general equitable principles including without limitation, concepts of materiality, reasonableness, good faith and fair dealing (regardless of whether such enforceability is considered in a proceeding in equity or at law).

          (n) Each contract, agreement or arrangement to which the Company or any of its Subsidiaries is a party or by which it or any of them may be bound, or to which any of the property or assets of the Company or any of its Subsidiaries is subject, which is material to the condition (financial or other), results of operations, business or prospects of the Company and its Subsidiaries taken as a whole, has been duly and validly authorized, executed and delivered by the Company or its Subsidiary, as applicable; none of such contracts, agreements or arrangements has been assigned by the Company or any of its Subsidiaries to any non-affiliated party other than in the ordinary course of business, and none of the Company and the Lessees knows of any present condition or fact which would prevent compliance by the Company or any of its Subsidiaries or any other party thereto with the terms of any such contract, agreement or arrangement in accordance with its terms in all material respects, except for any such failures to comply that would not, individually or in the aggregate, have a material adverse effect on the condition (financial or other), results of operations, business or prospects of the Company and its Subsidiaries taken as a whole; neither the Company nor any of its Subsidiaries has any present intention to exercise any right that it may have to cancel any such contract, agreement or arrangement or otherwise to terminate its rights and obligations thereunder, and none of them has any knowledge that any other party to any such contract, agreement or arrangement has any intention not to render full performance in all material respects as contemplated by the terms thereof, except for any such cancellations, terminations or failures to perform that would not, individually or in the aggregate, result in a material adverse effect on the condition (financial or other), results of operations, business or prospects of the Company and its Subsidiaries taken as a whole.

          (o) There is no litigation or governmental proceeding to which the Company or any of its Subsidiaries is a party or to which any property of the Company or any of its Subsidiaries is subject or which is pending or, to the knowledge of the Company or any Lessee, threatened against the Company or any of its Subsidiaries that could reasonably be expected to, individually or in the aggregate, result in a material adverse effect on the condition (financial or other), results of operations, business or prospects of the Company and its Subsidiaries taken as a whole or which is required to be disclosed in the Offering Circular and is not disclosed.

          (p) The documents incorporated by reference into the Preliminary Offering Circular and the Offering Circular, at the time they were or are filed with the Commission, conform or will conform, as the case may be, with the requirements of the Securities Exchange Act of 1934, as amended (the "Exchange
                                                                      --------
Act"), and the rules and regulations adopted by the Commission thereunder, and
---
did not or will not, as the case may be, include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading.

          (q) The Company's parent is exempt from registration and all other regulations and requirements of the 1935 Act and the rules and regulations promulgated thereunder, other than from Section 9(a)(2) thereof, pursuant to
Section 3(a)(1) of the 1935 Act.

          (r) From the date as of which information is given in the Offering Circular through the date hereof, and except as may otherwise be disclosed in the Offering Circular, neither the Company nor any of its Subsidiaries has (i) incurred any material liability or obligation, direct or contingent, other than liabilities and obligations which were incurred in the ordinary course of business, (ii) entered into any material transaction not in the ordinary course of business or (iii) entered into any material transaction with an affiliate of the Company, other than Dynegy Inc. or another direct or indirect Subsidiary of Dynegy Inc. or transactions with Chevron pursuant to natural gas liquids and gas marketing or other arrangements described in the Offering Circular; and (iv) the Company has not declared or paid any dividend on its capital stock, except in accordance with past practice.

          (s) There has been no storage, disposal, generation, transportation, handling or treatment of hazardous substances or hazardous wastes by the Company or any of its Subsidiaries (or to the knowledge of the Company or any Lessee, any of their predecessors in interest) at, upon or from any of the property now or previously owned or leased by the Company or any of its Subsidiaries in violation of any applicable law, ordinance, rule, regulation, order, judgment, decree or permit or which would require remedial action under any applicable law, ordinance, rule, regulation, order, judgment, decree or permit, except for any violation or remedial action which would not, individually or in the aggregate with all such violations and remedial actions, result in a material adverse effect on the condition (financial or other), results of operations, business or prospects of the Company and its Subsidiaries taken as a whole; there has been no material spill, discharge, leak, emission, injection, escape, dumping or release of any kind onto such property or into the environment surrounding such property of any hazardous wastes or hazardous substances due to or caused by the Company or any of its Subsidiaries, except for any such spill, discharge, leak, emission, injection, escape, dumping or release which would not, individually or in the aggregate with all such spills, discharges, leaks, emissions, injections, escapes, dumpings and releases result in a material adverse effect on the condition (financial or other), results of operations, business or prospects of the Company and its Subsidiaries taken as a whole; none of the facilities of the Company or any of its Subsidiaries is a solid waste facility for purposes of any applicable environmental law except where any determination(s), individually or in the aggregate, that any such facility is a solid waste facility would not result in a material adverse effect on the condition (financial or other), results of operations, business or prospects of the Company and its Subsidiaries taken as a whole; and the terms "hazardous substances" and "hazardous wastes" shall have the meanings specified in any applicable local, state and federal laws or regulations with respect to environmental protection.

          (t) Neither the Company nor any Lessee has taken and shall not take, directly or indirectly, any action designed to cause or result in, or which has constituted or which might reasonably be expected to constitute, the stabilization or manipulation of the price of the Certificates to facilitate the sale or resale of the Certificates.

          (u) Neither the Company nor any of its Subsidiaries is an "investment company" within the meaning of the Investment Company Act of 1940, as amended (the "1940 Act"), or is subject to regulation as an "investment company" under
      --------
the 1940 Act.

          (v) None of the Company, the Lessees or any affiliate (as defined in Rule 501(b) of Regulation D ("Regulation D") under the Securities Act) of the
                              ------------
Company or the Lessees has directly, or through any agent (provided that no representation is made as to the Initial Purchasers or any person acting on their behalf), (i) sold, offered for sale, solicited offers to buy or otherwise negotiated in respect of, any security (as defined in the Securities Act) which is or could be integrated with the offering and sale of the Certificates in a manner that would require the registration of the Certificates under the Securities Act or (ii) engaged in any form of general solicitation or general advertising (within the meaning of Regulation D, including, but not limited to, advertisements, articles, notices or other communications published in any newspaper, magazine, or similar medium or broadcast over television or radio, or any seminar or meeting whose attendees have been invited by any general solicitation or general advertising) in connection with the offering of the Certificates.

          (w) Except as permitted by the Securities Act, neither the Company nor any Lessee has distributed and, prior to the later to occur of the Closing Date (as defined herein) and completion of the distribution of the Certificates, will distribute any offering material in connection with the offering and sale of the Certificates other than the Preliminary Offering Circular and Offering Circular and any supplements or amendments thereto prepared in accordance with this Agreement.

          (x) When the Certificates are issued and delivered pursuant to this Agreement, such Certificates will not be of the same class (within the meaning of Rule 144A under the Securities Act) as securities of the Company, the Lessees or the Trusts that are listed on a national securities exchange registered under
Section 6 of the Exchange Act or that are quoted in a United States automated inter-dealer quotation system.

          (y) Assuming (i) that your representations and warranties in Section 2 are true, (ii) compliance by you with your covenants set forth in Section 2 and (iii) that each of the Eligible Purchasers is either (A) an entity that you reasonably believe to be a QIB or an Institutional Accredited Investor or (B) a person who is not a "U.S. person" and who acquires the Certificates outside the United States in an "offshore transaction" (within the meaning of Regulation S), the purchase of the Certificates by you pursuant hereto and the resale of the Certificates pursuant to the Exempt Resales is exempt from the registration requirements of the Securities Act, and it is not necessary to qualify the Lease Indentures or the Pass Through Trust Agreements under the Trust Indenture Act of 1939, as amended.

          (z) None of the Company, the Lessees or any of their respective affiliates or any person acting on its or their behalf (other than the Initial Purchasers) has engaged or will engage during the applicable restricted period in any directed selling efforts within the meaning of Rule 902(c) of Regulation S with respect to the Certificates, and the Company, the Lessees and their affiliates and all persons acting on their behalf (other than the Initial Purchasers) have complied with and will comply with the offering restriction requirements of Regulation S in connection with any offering of the Certificates to persons other than U.S. Persons.

          (aa) The sale of the Certificates pursuant to Regulation S are "offshore transactions" and are not part of a plan or scheme to evade the registration provisions of the Securities Act.

          (bb) The execution and delivery of this Agreement, the Registration Rights Agreement and the Pass Through Trust Agreements and the sale of the Certificates to be purchased by the Eligible Purchasers will not involve any non-exempt prohibited transaction within the meaning of Section 406 of the Employee Retirement Income Security Act of 1974, as amended ("ERISA") or Section
                                                              -----
4975 of the Internal Revenue Code of 1986, as amended (the "Code"). The
                                                            ----
representation made by the Company and the Lessees in the preceding sentence is made in reliance upon and subject to the accuracy of, and compliance with, the representations and covenants made or deemed made by the Eligible Purchasers as set forth in the Offering Circular under the section entitled "ERISA Considerations" and the representations of each of the Owner Participants in
Section 3.4 of each of the Participation Agreements.

          2.   Representations, Warranties and Agreements of the Initial
               ---------------------------------------------------------
Purchasers. Each Initial Purchaser represents, warrants and agrees with respect
----------
to itself that:

          (a) Such Initial Purchaser is a QIB with such knowledge and experience in financial and business matters as are necessary in order to evaluate the merits and risks of an investment in the Certificates.

          (b) Such Initial Purchaser (i) is not acquiring the Certificates with a view to any distribution thereof or with any present intention of offering or selling any of the Certificates, in each case in a transaction that would violate the Securities Act or the securities laws of any State of the United States or any other applicable jurisdiction; (ii) in connection with the Exempt Resales, will solicit offers to buy the Certificates only from and will offer to sell the Certificates only to, the Eligible Purchasers in accordance with this Agreement and on the terms contemplated by the Offering Circular; and (iii) will not offer or sell the Certificates pursuant to, nor has it offered or sold the Certificates by, or otherwise engaged in, any form of general solicitation or general advertising (within the meaning of Regulation D; including, but not limited to, advertisements, articles, notices or other communications published in any newspaper, magazine, or similar medium or broadcast over television or radio, or any seminar or meeting whose attendees have been invited by any general solicitation or general advertising).

          (c) Such Initial Purchaser understands that the Company and the Lessees and, for purposes of the opinions to be delivered to you pursuant to
Section 6 hereof, counsel to the Company and the Lessees and counsel to the Initial Purchasers, will rely upon the accuracy and truth of the foregoing representations and you hereby consent to such reliance.

          (d) Such Initial Purchaser (i) has not offered or sold and prior to the date six months after the date of issue of the Certificates will not offer or sell any Certificates to persons in the United Kingdom except to persons whose ordinary activities involve them in acquiring, holding, managing or disposing of investments (as principal or agent) for the purposes of their businesses or otherwise in circumstances which have not resulted and will not result in an offer to the public in the United Kingdom within the meaning of the Public Offers of Securities Regulations 1995; (ii) has complied and will comply with all applicable provisions of the

Financial Services Act 1986 and Public Offers and Securities Regulations 1995 with respect to anything done by it in relation to the Certificates in, from or otherwise involving the United Kingdom; and (iii) has only issued or passed on and will only issue or pass on in the United Kingdom any document received by it in connection with the issuance of the Certificates to a person who is of a kind described in Article 11(3) of the Financial Services Act 1986 (Investment Advertisements) (Exemptions) Order 1996 (as amended) or is a person to whom such document may otherwise lawfully be issued or passed on.

          (e) Such Initial Purchaser has not engaged nor will engage during the applicable restricted period in any directed selling efforts within the meaning of Rule 902(c) of Regulation S with respect to the Certificates.

          Each Initial Purchaser further agrees that, in connection with the Exempt Resales, it will solicit offers to buy the Certificates only from, and will offer to sell the Certificates only to, the Eligible Purchasers in Exempt Resales.

          3.   Purchase of the Certificates by the Initial Purchasers. Subject
               ------------------------------------------------------
to the terms and conditions and upon the basis of the representations and warranties herein set forth, the Company and the Lessees agrees to cause the Trusts to sell $800,400,000 in aggregate principal amount of Certificates (consisting of $250,000,000 in aggregate principal amount of Pass Through Certificates, Series A and $550,400,000 in aggregate principal amount of the Pass Through Certificates, Series B) to the several Initial Purchasers and each of the Initial Purchasers, severally and not jointly, agrees to purchase the aggregate principal amount of each series of Certificates set forth opposite its name in Schedule I hereto. Each Initial Purchaser will purchase such aggregate principal amount of Certificates at an aggregate purchase price equal to 100% of the principal amount thereof (the "Purchase Price").
                                   --------------

          The Trusts shall not be obligated to deliver any of the Certificates to be delivered, except upon payment for all of the Certificates to be purchased on such Closing Date provided herein.

          4.   Delivery of and Payment for Certificates. Delivery to the Initial
               ----------------------------------------
Purchasers of, and payment for, the Certificates shall be made at the time and place specified in Section 2.2 of each of the Participation Agreements, or such other place or time as you and the Company and the Lessees shall designate (the "Closing Date").
 ------------

          Delivery of the Certificates shall be made to you against payment of the purchase price therefor by wire transfer of immediately available funds. One or more Certificates in definitive form, registered in the name of Cede & Co., as nominee of The Depository Trust Company ("DTC"), or such other names as the Initial Purchasers may request upon at least one business day's notice to the Company and the Pass Through Trustee, having an aggregate principal amount at maturity corresponding to the aggregate principal amount of Certificates sold pursuant to Section 3 hereof, shall be delivered by the Pass Through Trustees at the direction of the Company to the Initial Purchasers, against payment by the Initial Purchasers of the purchase price thereof by wire transfer of immediately available funds as the Company and the Pass Through Trustees may direct by written notice delivered to you two business days prior to the Closing Date. The Certificates to be issued in definitive form shall be made available to you for inspection not later than 9:00 a.m. on the business day immediately preceding the Closing Date. Time shall be of the essence, and delivery of the Certificates at the time and place specified in this Agreement is a further condition to the obligations of each Initial Purchaser.

          5.   Covenants of the Company and each Lessee. Each of the Company and
               ----------------------------------------
the Lessees covenants and agrees with each Initial Purchaser that:

          (a) The Company and each Lessee shall advise you promptly (after it receives notice thereof, with respect to clause (i)) and, if requested by you, confirm such advice in writing, of (i) the issuance by any state securities commission of any stop order suspending the qualification or exemption from qualification of any Certificates for offering or sale in any jurisdiction, or the initiation of any proceeding for such purpose by the Commission or any state securities commission or other regulatory authority, and (ii) the happening of any event that makes any statement of a material fact made in the Preliminary Offering Circular or the Offering Circular untrue or that requires the making of any additions to or changes in the Preliminary Offering Circular or the Offering Circular in order to make the statements therein, in light of the circumstances under which they were made, not misleading. The Company and each Lessee shall use all reasonable best efforts to prevent the issuance of any stop order or order suspending the qualification or exemption of the Certificates under any state securities or Blue Sky laws and, if at any time prior to the completion of the distribution of the Certificates any state securities commission shall issue any stop order suspending the qualification or exemption of the Certificates under any state securities or Blue Sky laws, the Company and each Lessee shall use every reasonable effort to obtain the withdrawal or lifting of such order at the earliest practicable time.

          (b) The Company shall furnish to each of you and to counsel for the Initial Purchasers, without charge, as many copies of the Preliminary Offering Circular and the Offering Circular (including any document incorporated by reference therein), and any amendments or supplements thereto, as you may reasonably request. The Company and the Lessees consent to the use of the Preliminary Offering Circular and the Offering Circular, and any amendments and supplements thereto required pursuant to this Agreement, by you in connection with the Exempt Resales that are in compliance with this Agreement.

          (c) The Company and each Lessee shall not amend or supplement the Offering Circular prior to the completion of the distribution of the Certificates unless you shall previously have been advised of, and shall not have reasonably objected to, such amendment or supplement within a reasonable time, but in any event not longer than five days after being furnished a copy of such amendment or supplement. If, in connection with any Exempt Resales or market making transactions after the date of this Agreement, any event shall occur that, in the judgment of the Company or any Lessee or in the judgment of counsel to you, makes any statement of a material fact in the Offering Circular untrue or that requires the making of any additions to or changes in the Offering Circular in order to make the statements in the Offering Circular, in light of the circumstances at the time that the Offering Circular is delivered to prospective Eligible Purchasers, not misleading, or if it is necessary to amend or supplement the Offering Circular to comply with any applicable laws, the Company or the Lessee shall promptly notify you of such event and prepare an appropriate amendment or supplement to the Offering Circular so that (i) the statements in the Offering Circular as amended or supplemented will not contain an untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in light of the circumstances at the time that the Offering Circular is delivered to prospective Eligible Purchasers, not misleading and (ii) the Offering Circular will comply with applicable law.

          (d) The Company and each Lessee shall cooperate with the Initial Purchasers and their counsel in connection with the qualification of the Certificates for offer and sale by you and by dealers under the state securities or Blue Sky laws of such jurisdictions as you may request (provided, however, that the Company and the Lessees shall not be obligated to qualify as a foreign corporation in any jurisdiction in which they are not now so qualified or to take any action that would subject it to general consent to service of process in any jurisdiction in which it is not now so subject). The Company and each Lessee shall take such actions as the Initial Purchasers reasonably request to continue such qualification in effect so long as required by law for distribution of the Certificates.

          (e) Whether or not this Agreement becomes effective or is terminated or the sale of the Certificates to the Initial Purchasers is consummated, the Company and the Lessees shall, jointly and severally, pay or cause to be paid
(A) all fees and expenses (including, without limitation, all registration and filing fees and fees and expenses of the Company's accountants but excluding fees and expenses of counsel for the Initial Purchasers) incurred in connection with the preparation, printing, filing, delivery and shipping of the Preliminary Offering Circular and the Offering Circular (including the financial statements therein and all amendments and exhibits thereto), the Pass Through Trust Agreements, the Registration Rights Agreement and any amendments or supplements of the foregoing and any documents incorporated by reference into any of the foregoing and the copying, delivery and shipping of this Agreement and Blue Sky Memoranda, (B) all fees and expenses incurred in connection with the preparation and delivery to the Initial Purchasers of the Certificates (including the cost of printing the Certificates), (C) all filing fees and fees and disbursements of counsel to the Initial Purchasers incurred in connection with the qualification of the Certificates under state securities or Blue Sky laws, (D) any fees required to be paid to rating agencies incurred in connection with the rating of the Certificates, (E) the fees, costs and charges of the Pass Through Trustee, including the fees and disbursements of counsel for the Pass Through Trustee, and (F) all other costs and expenses incident to the performance of its obligations hereunder for which provision is not otherwise made in this Section. It is understood, however, that, except as provided in this Section, Section 7 and Section 9 hereof, the Initial Purchasers shall pay all of their own costs and expenses, including the fees of their counsel and any advertising expenses incurred in connection with any offers they may make. If the sale of the Certificates provided for herein is not consummated by reason of acts of the Company or changes in circumstances of the Company pursuant to Section 9 hereof which prevent this Agreement from becoming effective, or by reason of any failure, refusal or inability on the part of the Company or any Lessee to perform any agreement on its part to be performed or because any other condition of the Initial Purchasers' obligations hereunder is not fulfilled or if the Initial Purchasers shall decline to purchase the Certificates for any reason permitted under this Agreement (other than by reason of a default by any of the Initial Purchasers pursuant to Section 8 or if the Initial Purchasers terminate this Agreement under clause (iv), (v) or (vi) of Section 9 of this Agreement), the Company and the Lessees, jointly and severally, shall reimburse the several Initial Purchasers for all reasonable out-of-pocket disbursements (including fees and disbursements of counsel) incurred by the Initial Purchasers in connection with any investigation or preparation made by them in respect of the marketing of the Certificates or in contemplation of the performance by them of their obligations hereunder.

          (f) During the period of one year from the Closing Date, the Company shall furnish to the Initial Purchasers, copies of all reports or other communications furnished to Dynegy Inc.'s stockholders and copies of any reports or financial statements furnished to or filed with the Commission and the Company shall furnish to the Initial Purchasers copies of all reports and other communications furnished to the Certificateholders.

          (g) Except following the effectiveness of the Registration Statement (as defined in the Registration Rights Agreement), the Company and the Lessees shall not, and shall cause their affiliates not to, solicit any offer to buy or offer to sell the Certificates (A) by means of any form of general solicitation or general advertising (as those terms are used in Regulation D under the Securities Act) or in any manner involving a public offering within the meaning of Section 4(2) of the Securities Act or (B) with respect to any such securities sold in reliance an Rule 903 of Regulation S under the Securities Act ("Regulation S"), by means of any directed selling efforts within the meaning of
  ------------
Rule 902(c) of Regulation S.

          (h) The Company and the Lessees shall not sell, offer for sale or solicit offers to buy or otherwise negotiate in respect of any security (as defined in the Securities Act) that would be integrated with the sale of the Certificates in a manner that would require the registration under the Securities Act of the sale to you or the Eligible Purchasers of the Certificates.

          (i) For the period that is two years after the Closing Date or for so long as necessary to comply with Rule 144A in connection with resales by registered holders or beneficial owners of Certificates, whichever is longer, the Company and the Lessees shall make available to such registered holder or beneficial owner of Certificates in connection with any sale thereof and any prospective purchaser of such Certificates from such registered holder or beneficial owner, the information required by Rule 144A(d)(4) under the Securities Act (or any successor provision thereto).

          (j) The Company and the Lessees shall comply with all agreements set forth in the representation letters to DTC relating to the approval of the Certificates by DTC for "book-entry" transfer.

          (k) The Company and the Lessees shall cause the Pass Through Trustee to apply the net proceeds from the sale of the Certificates as set forth in the Offering Circular.

          (l) Until the Closing Date, the Company and the Lessees will not, without the prior written consent of Banc of America Securities LLC and Lehman Brothers Inc., directly or indirectly, issue, sell, offer to sell, grant any option for the sale of or otherwise dispose of, any debt securities other than to commercial banks.

          6.   Conditions of Initial Purchasers' Obligations. The obligations of
               ---------------------------------------------
the Initial Purchasers hereunder are subject to the accuracy, as of the date hereof and the Closing Date (as if made at the Closing Date), of the representations and warranties of the Company and each Lessee contained or incorporated by reference herein, to the performance by the Company and each Lessee of its obligations hereunder and to the following additional conditions:

          (a) Each of the conditions set forth in Section 4 of each of the Participation Agreements shall have been satisfied in full (or in the case of Sections 4(l), (m), (n), (o), (y) or (aa) waived by the Owner Participant or in the case of Sections 4(u) and (v) waived by the Company or the Lessees), with all certificates and opinions to be delivered therein also delivered to the Initial Purchasers, S&P and Moody's.

          (b) The Offering Circular shall have been printed and copies made available to you not later than 9:00 a.m., New York City time, on the third day following the date of this Agreement, or at such later date and time as you may reasonably approve in writing.

          (c) No Initial Purchaser shall have been advised by the Company or any Lessee or shall have discovered and disclosed to the Company or any Lessee that the Offering Circular or any amendment or supplement thereto, contains an untrue statement of fact which in your opinion, or in the opinion of counsel to the Initial Purchasers, is material, or omits to state a fact which, in your opinion, or in the opinion of counsel to the Initial Purchasers, is material and is required to be stated therein or is necessary to make the statements, in light of the circumstances under which they were made, not misleading.

          (d) On the Closing Date, you shall have received from Simpson Thacher & Bartlett, counsel for the Initial Purchasers, such opinion or opinions with respect to the validity of the Certificates and other related matters as you may reasonably request and such counsel shall have received such documents and information as they request to enable them to pass upon such matters.

          (e) On the Closing Date there shall have been furnished to you the opinion (addressed to the Initial Purchasers) of Vinson & Elkins L.L.P., counsel for the Company and the Lessees, dated the Closing Date substantially in the form attached hereto as Exhibit B.

          (f) On the Closing Date there shall have been furnished to you the opinion (addressed to the Initial Purchasers) of Orrick, Herrington & Sutcliffe LLP, special leasing counsel for the Company and the Lessees, dated the Closing Date, substantially in the form attached hereto as Exhibit C.

          (g) On the Closing Date there shall have been furnished to you the opinion (addressed to the Initial Purchasers) of the General Counsel of the Company, dated the Closing Date, substantially in the form attached hereto as Exhibit D.

          (h) There shall have been furnished to you a certificate, dated the Closing Date and addressed to you, signed by (A) the Chairman of the Board or the President or any Senior Vice President and by the Chief Financial Officer of the Company and (B) the Assistant Treasurer of each Lessee to the effect that:

           (i) the representations and warranties of the Company and each Lessee contained in this Agreement are true and correct, as if made at and as of the Closing Date, and the Company and each Lessee has complied with all the agreements and satisfied all the conditions on its part to be complied with or satisfied at or prior to the Closing Date;

          (ii) the signers of said certificate have carefully examined the Offering Circular, and any amendments or supplements thereto (including any documents filed under the Exchange Act and deemed to be incorporated by reference into the Offering Circular), and such documents do not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading;

          (iii) since the date of the Offering Circular, there has occurred no event required to be set forth in an amendment or supplement to the Offering Circular which has not been so set forth; and

          (iv) no event contemplated by subsection (i) of this Section 6 shall have occurred.

        (i) Since the dates as of which information is given in the Offering Circular (exclusive of any amendment or supplement thereto after the date of this Agreement), neither the Company nor any of its Subsidiaries shall have sustained any loss by fire, flood, accident or other calamity, or shall have become a party to or the subject of any litigation, which is materially adverse to the Company and its Subsidiaries taken as a whole, nor shall there have been a material adverse change in the condition (financial or otherwise), results of operations, business or prospects of the Company and its Subsidiaries taken as a whole, regardless of whether arising in the ordinary course of business, which loss, litigation or change, in your judgement, shall render it impractical or inadvisable to proceed with the payment for and delivery of the Certificates.

        (j) On the date hereof and the Closing Date you shall have received letters from Arthur Andersen LLP, dated respectively the date hereof and the Closing Date and addressed to you, confirming that they are independent public accountants within the meaning of the Securities Act and the applicable published Rules and Regulations, and stating, as of the date of such letter (or, with respect to matters involving changes or developments since the respective dates as of which specified financial information is given or incorporated in the Offering Circular as of a date not more than five days prior to the date of such letter, provided that such date shall be after the date of the Offering Circular), the conclusions and findings of such firm with respect to the financial information and other matters covered by its letter delivered to you concurrently with the execution of this Agreement, and, with respect to the letter delivered on the Closing Date, confirming the conclusions and findings set forth in such prior letter and setting forth customary negative assurances regarding the Company's unaudited consolidated financial statements for the three months ended March 31, 2001 reasonably satisfactory to the Initial Purchasers.

        (k) You shall have been furnished by the Company and each Lessee such additional documents and certificates as you or counsel for the Initial Purchasers may reasonably request.

          (l) At the time of the Closing, the Company shall have received final rating letters (a copy of which shall be delivered to the Initial Purchasers) from Moody's Investors Service and Standard & Poor's Corporation, setting forth a rating of at least Baa2 by Moody's and BBB+ by S&P with respect to the Certificates. Since the date hereof, there shall not have occurred any downgrading with respect to any debt securities of the Company or any of its Subsidiaries by any "nationally recognized statistical rating organization" as that term is defined by the Commission for purposes of Rule 436(g)(2) under the Securities Act or the Certificates or any public announcement that any such organization has under surveillance or review its rating of any such debt securities or the Certificates (other than an announcement with positive implications of a possible upgrading, and no implication of a possible downgrading of such rating).

          (m) All of the transactions contemplated by the Lease Transactions to be completed on or before the Closing Date shall have been consummated or shall be consummated concurrently with the transactions contemplated hereby, and the Initial Purchasers shall have received counterparts, conformed as executed, of the operative documents in connection therewith.

          (n) The Restricted Global Certificate shall have been accepted for settlement through the facilities of DTC and the Regulation S Global Certificate shall have been accepted for settlement through the facilities of DTC, Clearstream and Euroclear.

          (o) The Initial Purchasers shall have received a counterpart of the Company and each Lessee to the Registration Rights Agreement which shall have been executed and delivered by a duly authorized officer of the Company and each Lessee.

          All such opinions, certificates, letters and documents shall be in compliance with the provisions hereof only if they are reasonably satisfactory in form and substance to you and to counsel for the Initial Purchasers. The Company shall furnish to you conformed copies of such opinions, certificates, letters and other documents in such number as you shall reasonably request. If any of the conditions specified in this Section 6 shall not have been fulfilled when and as required by this Agreement, this Agreement and all obligations of the Initial Purchasers hereunder may be canceled at, or at any time prior to, the Closing Date, by you. Any such cancellation shall be without liability of the Initial Purchasers to the Company and the Lessees. Notice of such cancellation shall be given to the Company and the Lessees in writing, or by telegraph or telephone and confirmed in writing.

          7.   Indemnification and Contribution. (a) The Company and the
               --------------------------------
Lessees, jointly and severally, shall indemnify and hold harmless each Initial Purchaser from and against any loss, claim, damage or liability (or any action in respect thereof), joint or several, to which such Initial Purchaser may become subject, under the Securities Act or otherwise, insofar as such loss, claim, damage or liability (or action in respect thereof) arises out of or is based upon (i) any untrue statement or alleged untrue statement of a material fact contained in the Preliminary Offering Circular or Offering Circular as amended or supplemented, or (ii) the omission or alleged omission to state in the Preliminary Offering Circular or Offering Circular as amended or supplemented a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; and shall reimburse each Initial Purchaser promptly after receipt of invoices from such Initial Purchaser for any legal or other expenses as reasonably incurred by such Initial Purchaser in connection with investigating, preparing to defend or defending against or appearing as a third-party witness in connection with any such loss, claim, damage, liability or action, notwithstanding the possibility that payments for such expenses might later be held to be improper, in which case such payments shall be promptly refunded; provided, however, that the Company and the Lessees shall not be liable under this paragraph 7(a) in any such case to the extent, but only to the extent, that any such loss, claim, damage, liability or action arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission from such document made in reliance upon and in conformity with written information furnished to the Company or the Lessees by the Initial Purchasers expressly for use in the preparation of the Preliminary Offering Circular or Offering Circular as amended or supplemented; provided, further that with respect to any untrue statement or omission or alleged untrue statement or omission made in any Preliminary Offering Circular, which untrue statement or omission or alleged untrue statement or omission in such Preliminary Offering Circular was corrected in the Offering Circular, the indemnity agreement contained in this paragraph 7(a) shall not inure to the benefit of any Initial Purchaser (or any person controlling such Initial Purchaser) in respect of any sale of Certificates to the person asserting any such losses, claims, damages, liabilities or actions, to the extent that such sale was an initial resale by such Initial Purchaser and to the extent that any such loss, claim, damage or liability results from the fact that a copy of the Offering Circular was not sent or given to the person asserting any such losses, claims, damages or liabilities at or prior to the written confirmation of the sale of the Certificates concerned to such person by such Initial Purchaser (provided that such Initial Purchaser shall have been provided with sufficient copies of such Offering Circular prior to mailing by the Initial Purchasers of written confirmation.

          (b) Each Initial Purchaser severally, but not jointly, shall indemnify and hold harmless the Company and each Lessee from and against any loss, claim, damage or liability, joint or several (or any action in respect thereof), to which the Company or any Lessee may become subject, under the Securities Act or otherwise, insofar as such loss, claim, damage or liability, joint or several (or action in respect thereof), arises out of or is based upon
(i) any untrue statement or alleged untrue statement of a material fact contained in the Preliminary Offering Circular or Offering Circular as amended or supplemented, or (ii) the omission or alleged omission to state in the Preliminary Offering Circular or Offering Circular as amended or supplemented a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading and shall reimburse the Company and each Lessee promptly after receipt of invoices from the Company and the Lessees for any legal or other expenses reasonably incurred by the Company and the Lessees in connection with investigating, preparing to defend or defending against or appearing as a third-party witness in connection with any such loss, claim, damage, liability or action notwithstanding the possibility that payments for such expenses might later be held to be improper, in which case such payments shall be promptly refunded; provided, however, that such indemnification or reimbursement shall be available in each such case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon and in conformity with written information furnished to the Company or any Lessee by such Initial Purchaser expressly for use therein.

          (c)  Promptly after receipt by any indemnified party under subsection
(a) or (b) above of notice of any claim or the commencement of any action, the indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party under such subsection, notify the indemnifying party in writing of the claim or the commencement of that action; provided, however, that the failure to so notify the indemnifying party shall not relieve it from any liability which it may have under this Section 7 except to the extent it has been prejudiced in any material respect by such failure or from any liability which it may have to an indemnified party otherwise than under this Section 7. If any such claim or action shall be brought against any indemnified party, and it shall notify the indemnifying party thereof, the indemnifying party shall be entitled to participate therein and, to the extent that it wishes, jointly with any other similarly notified indemnifying party, to assume the defense thereof with counsel reasonably satisfactory to the indemnified party. After notice from the indemnifying party to the indemnified party of its election to assume the defense of such claim or action, the indemnifying party shall not be liable to the indemnified party under subsection (a) or (b) above for any legal or other expenses subsequently incurred by the indemnified party in connection with the defense thereof other than reasonable costs of investigation; except that the Initial Purchasers shall have the right to employ one counsel to jointly represent the Initial Purchasers who may be subject to liability arising out of any claim in respect of which indemnity may be sought by the Initial Purchasers against the Company or any Lessee under such subsection if (i) the employment thereof has been specifically authorized by the Company or any Lessee in writing, (ii) the Initial Purchasers shall have been advised by counsel that there may be one or more legal defenses available to the Initial Purchasers which are different from or additional to those available to the Company or the Lessees and in the reasonable judgment of such counsel it is advisable for the Initial Purchasers to employ separate counsel or (iii) the Company and the Lessees have failed to assume the defense of such action and employ counsel reasonably satisfactory to the Initial Purchasers, in which event the fees and expenses of such separate counsel shall be paid by the Company and the Lessees. No indemnifying party shall (i) without the prior written consent of the indemnified parties (which consent shall not be unreasonably withheld), settle or compromise or consent to the entry of any judgment with respect to any pending or threatened claim, action, suit or proceeding in respect of which indemnification or contribution may be sought hereunder (whether or not the indemnified parties are actual or potential parties to such claim or action) unless such settlement, compromise or consent includes an unconditional release of each indemnified party from all liability arising out of such claim, action, suit or proceeding, or (ii) be liable for any settlement of any such action effected without its written consent (which consent shall not be unreasonably withheld), but if settled with the consent of the indemnifying party or if there be a final judgment of the plaintiff in any such action, the indemnifying party agrees to indemnify and hold harmless any indemnified party from and against any loss or liability by reason of such settlement or judgment.

          (d) If the indemnification provided for in this Section 7 is unavailable or insufficient to hold harmless an indemnified party under subsection (a) or (b) above, then each indemnifying party shall, in lieu of indemnifying such indemnified party, contribute to the amount paid or payable by such indemnified party as a result of the losses, claims, damages or liabilities referred to in subsection (a) or (b) above (i) in such proportion as is appropriate to reflect the relative benefits received by the Company and the Lessees, on the one hand, and the Initial Purchasers, on the other hand, from the offering of the Certificates or (ii) if the allocation provided by clause
(i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Company and the Lessees, on the one hand, and the Initial Purchasers, on the other hand, in connection with the statements or omissions that resulted in such losses, claims, damages or liabilities, or actions in respect thereof, as well as any other relevant equitable considerations. The relative benefits received by the Company and the Lessees, on the one hand, and the Initial Purchasers, on the other hand, shall be deemed to be in the same proportion as the total net proceeds from the offering of the Certificates (before deducting expenses) received by the Trusts, on the one hand, and the total fees received by the Initial Purchasers with respect to the Certificates purchased under this Agreement, on the other hand, bear to the total gross proceeds from offering of Certificates under this Agreement. Relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company or any Lessee or the Initial Purchasers and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such untrue statement or omission. The Company, the Lessees and the Initial Purchasers agree that it would not be just and equitable if contributions pursuant to this subsection (d) were to be determined by pro rata allocation (even if the Initial Purchasers were treated as one entity for such purpose) or by any other method of allocation that does not take into account the equitable considerations referred to in the first sentence of this subsection (d). The amount paid or payable by an indemnified party as a result of the losses, claims, damages or liabilities (or actions in respect thereof) referred to in the first sentence of this subsection (d) shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating, preparing to defend or defending against any action or claim which is the subject of this subsection (d). Notwithstanding the provisions of this subsection (d), no Initial Purchaser shall be required to contribute any amount in excess of the amount by which the total price at which the Certificates purchased by it were distributed to investors exceeds the amount of any damages that such Initial Purchaser has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Initial Purchasers' obligations in this subsection (d) to contribute are several in proportion to their respective purchase obligations and not joint. Each party entitled to contribution agrees that upon the service of a summons or other initial legal process upon it in any action instituted against it in respect to which contribution may be sought, it shall promptly give written notice of such service to the party or parties from whom contribution may be sought, but the omission so to notify such party or parties of any such service shall not relieve the party from whom contribution may be sought for any obligation it may have hereunder or otherwise (except as specifically provided in subsection (c) above).

          (e) The obligations of the Company and the Lessees under this Section 7 shall be in addition to any liability that the Company or any Lessee may otherwise have, and shall extend, upon the same terms and conditions set forth in this Section 7, to the respective officers and directors of the Initial Purchasers and each person, if any, who controls any Initial Purchaser within the meaning of the Securities Act; and the obligations of the Initial Purchasers under this Section 7 shall be in addition to any liability that the respective Initial Purchasers may otherwise have, and shall extend, upon the same terms and conditions, to the respective officers, directors and members of the Company and the Lessees and to each person, if any, who controls the Company or the Lessees within the meaning of the Securities Act.

          8.   Substitution of Initial Purchasers.  If any Initial Purchaser
               ----------------------------------
defaults in its obligation to purchase the principal amount of the Certificates which it has agreed to purchase under this Agreement, the non-defaulting Initial Purchasers shall be obligated to purchase (in the respective proportions which the principal amount of the Certificates set forth opposite the name of each non-defaulting Initial Purchaser in Schedule I hereto bears to the total principal amount of the Certificates less the principal amount of the Certificates the defaulting Initial Purchaser agreed to purchase set forth in
Schedule I hereto) the principal amount of the Certificates which the defaulting Initial Purchaser agreed but failed to purchase; except that the non- defaulting Initial Purchasers shall not be obligated to purchase any of the Certificates if the total principal amount of the Certificates which the defaulting Initial Purchaser or Initial Purchasers agreed but failed to purchase exceed 9.09% of the total principal amount of the Certificates, and any non-defaulting Initial Purchasers shall not be obligated to purchase more than 110% of the principal amount of the Certificates set forth opposite its name in Schedule I hereto. If the foregoing maximums are exceeded, the non-defaulting Initial Purchasers, and any other Initial Purchasers satisfactory to you who so agree, shall have the right, but shall not be obligated, to purchase (in such proportions as may be agreed upon among them) all of the Certificates. If the non-defaulting Initial Purchasers or the other Initial Purchasers reasonably satisfactory to the Initial Purchasers do not elect to purchase the Certificates that the defaulting Initial Purchaser or Initial Purchasers agreed but failed to purchase within 36 hours after such default, this Agreement shall terminate without liability on the part of any non-defaulting Initial Purchaser or the Company or the Lessees, except for the indemnity and contribution agreements of the Company, the Lessees and the Initial Purchasers contained in Section 7 hereof. As used in this Agreement, the term "Initial Purchaser" includes any person substituted for an Initial Purchaser pursuant to this Section 8.

          Nothing contained herein shall relieve a defaulting Initial Purchaser of any liability it may have for damages caused by its default. If the non-defaulting Initial Purchasers or the other initial purchasers satisfactory to you are obligated or agree to purchase the Certificates of a defaulting Initial Purchaser, either you or the Company may postpone the Closing Date for up to seven full Business Days in order to effect any changes that may be necessary in the Offering Circular or in any other document or agreement.

          9.   Termination.  Until the Closing Date, this Agreement may be
               -----------
terminated by you by giving notice as hereinafter provided to the Company and the Lessees if (i) the Company or any Lessee shall have failed, refused or been unable, at or prior to the Closing Date, to perform any agreement on its part to be performed hereunder, (ii) any other condition of the Initial Purchasers' obligation hereunder is not fulfilled, (iii) trading in the Common Stock of the Company's parent company shall have been suspended by the Commission or the NYSE, (iv) trading in securities generally on the NYSE shall have been suspended or minimum prices shall have been established on such exchange by the Commission or such exchange or other regulatory body or governmental authority having jurisdiction which, in the judgment of a majority in interest of the several Initial Purchasers, make it inadvisable or impractical to proceed with the offering or delivery of the Certificates, or a banking moratorium is declared by either federal or New York state authorities, (v) the United States becomes engaged in hostilities or there is an escalation of hostilities involving the United States or there is a declaration of a national emergency or war by the United States which, in the judgment of a majority in interest of the several Initial Purchasers, make it inadvisable or impracticable to proceed with the offering or delivery of the Certificates or (vi) there shall have been such a material adverse change in general economic, political or financial conditions, or the effect of international conditions on the financial markets in the United States shall be such, as to, in the judgment of a majority in interest of the several Initial Purchasers, make it inadvisable or impracticable to proceed with the offering or delivery of the Certificates. Any termination of this Agreement pursuant to this
Section 9 shall be without liability on the part of the Company, the Lessees or any Initial Purchaser, except as otherwise provided in Sections 5(e) and 7 hereof. Any notice referred to above may be given at the address specified in
Section 11 hereof in writing or by telegraph or telephone, and if by telegraph or telephone, shall be immediately confirmed in writing.

          10.  Survival of Certain Provisions.  The respective representations,
               ------------------------------
warranties and agreements of the parties hereto contained herein shall survive the delivery of the Certificates to the Initial Purchasers hereunder and shall remain in full force and effect, regardless of any termination or cancellation of this Agreement or any investigation made by or on behalf of any indemnified party.

          11.  Notices.  Except as otherwise provided in the Agreement, (a)
               -------
whenever notice is required by the provisions of this Agreement to be given to the Company or any Lessee, such notice shall be in writing or by telegraph addressed to the Company at 1000 Louisiana, Suite 5800, Houston, Texas 77002,
Attention: General Counsel; (b) whenever notice is required by the provisions of this Agreement to be given to the several Initial Purchasers, such notice shall be in writing or by telegraph addressed to you in care of Banc of America Securities LLC, 100 North Tryon Street, 7/th/ Floor, Charlotte, North Carolina 28255, Attention: General Counsel and Lehman Brothers Inc., Three World Financial Center, 200 Vesey Street, New York, New York 10285, Attention: General Counsel.

          12.  Information Furnished by Initial Purchasers.  The Initial
               -------------------------------------------
Purchasers severally confirm that the information appearing in the list of names of, and principal amount of Certificates to be purchased by, each of the Initial Purchasers, under the caption "Plan of Distribution" in any Preliminary Offering Circular and in the Offering Circular, and the statements in the third sentence of the fourth paragraph, the sixth paragraph, the eighth paragraph and the first four sentences of the eleventh paragraph under the caption "Plan of Distribution" in any Preliminary Offering Circular and in the Offering Circular, constitute the written information furnished by or on behalf of any Initial Purchaser referred to in paragraph (b) of Section 1 hereof and in paragraphs (a) and (b) of Section 7 hereof.

          13.  Parties.  This Agreement shall inure to the benefit of and be
               -------
binding upon the several Initial Purchasers, the Company, the Lessees and their respective successors. This Agreement and the terms and provisions hereof are for the sole benefit of only those persons, except that (a) the indemnities of the Company and the Lessees contained in Section 7 of this Agreement shall also be deemed to be for the benefit of the person or persons, if any, who control any Initial Purchaser within the meaning of Section 15 of the Securities Act and
(b) the indemnities of the Initial Purchasers contained in Section 7 hereof shall be deemed to be for the benefit of the respective directors, officers and members of the Company and the Lessees and any person controlling the Company within the meaning of Section 15 of the Securities Act. Nothing in this Agreement shall be construed to give any person, other than the persons referred to in this paragraph, any legal or equitable right, remedy or claim under or in respect of this Agreement or any provision contained herein.

          14.  Definition of "Business Day" and "Subsidiary. " For purposes of
               --------------------------------------------
this Agreement, (a) "Business Day" means any day on which the New York Stock Exchange, Inc. is open for trading, other than any day on which commercial banks are authorized or required to be closed in New York City or Houston, Texas, and
(b) "Subsidiary" has the meaning set forth in Rule 405 of the Rules and Regulations and includes both partnerships and corporations.

          15.  Governing Law.  This Agreement shall be governed by and construed
               -------------
in accordance with the laws of the State of New York.

          16.  Headings.  The headings herein are inserted for convenience of
               --------
reference only and are not intended to be part of, or to affect the meaning or interpretation of, this Agreement.

          17.  Counterparts.  This Agreement may be signed in one or more
               ------------
counterparts, each of which shall constitute an original and all of which together shall constitute one and the same agreement.

          Please confirm, by signing and returning to us two counterparts of this Agreement, that you are acting on behalf of yourselves and the several Initial Purchasers and that the foregoing correctly sets forth the Agreement between the Company, the Lessees and the several Initial Purchasers.

                                       Very truly yours,

                                       Dynegy Holdings Inc.


                                       By:  _______________________
                                            Name:
                                            Title:


                                       Dynegy Danskammer, L.L.C.


                                       By:  _______________________
                                            Name:
                                            Title:


                                       Dynegy Roseton, L.L.C.


                                       By:  _______________________
                                            Name:
                                            Title:

Confirmed and accepted as of
the date first above mentioned
Banc of America Securities LLC
Lehman Brothers Inc.
J.P. Morgan Securities Inc.
Salomon Smith Barney Inc.
TD Securities (USA) Inc.


By: Banc of America Securities LLC,
on behalf of the Initial Purchasers


By: _________________________________
    Name:
    Title:

By: Lehman Brothers Inc.,
on behalf of the Initial Purchasers


By: _________________________________
    Name:
    Title:

                                                                      SCHEDULE I

            Certificate Purchase Agreement dated as of May 1, 2001

                      Pass Through Certificates, Series A

                                                           Principal Amount of
                                                           -------------------
                                                           Certificates to be
                                                           ------------------
Initial Purchaser                                          Purchased
-----------------                                          ---------

Banc of America Securities LLC.......................         $ 83,333,333.33

Lehman Brothers Inc..................................         $ 83,333,333.33

J.P. Morgan Securities Inc...........................         $ 27,777,777.78

Salomon Smith Barney Inc.............................         $ 27,777,777.78

TD Securities (USA) Inc..............................         $ 27,777,777.78
                                                              ---------------
   Total.............................................         $250,000,000.00
                                                              ===============


                      Pass Through Certificates, Series B

                                                           Principal Amount of
                                                           -------------------
                                                           Certificates to be
                                                           ------------------
Initial Purchaser                                          Purchased
-----------------                                          ---------

Banc of America Securities LLC.......................         $183,466,666.66

Lehman Brothers Inc..................................         $183,466,666.66

J.P. Morgan Securities Inc...........................         $ 61,155,555.56

Salomon Smith Barney Inc.............................         $ 61,155,555.56

TD Securities (USA) Inc..............................         $ 61,155,555.56
                                                              ---------------
   Total.............................................         $550,400,000.00
                                                              ===============

                                                                       EXHIBIT A

             Certificate Purchase Agreement dated as of May 1, 2001

          As used in the Purchase Agreement, the "Significant Subsidiaries" of the Company are as follows:

          Dynegy Power Corp.

          Dynegy Global Energy, Inc.

          Dynegy Upper Holdings, L.L.C.

          DMT Holdings, Inc.

          Dynegy GP Inc.

          Dynegy Administrative Services Company

          Dynegy Midstream Services, L.P.

          Dynegy Midwest Generation, Inc.

                                                                       EXHIBIT B

                  [Form of Opinion of Vinson & Elkins L.L.P.]

                                May_____, 2001


Banc of America Securities LLC
Lehman Brothers Inc.
JPMorgan, a division of Chase Securities Inc.
Salomon Smith Barney Inc.
TD Securities (USA) Inc.
c/o Banc of America Securities LLC
100 North Tryon Street, 7/th/ Floor
Charlotte, NC 28255

Re:  Dynegy Danskammer, L.L.C.
     Dynegy Roseton, L.L.C.
     Pass Through Certificates, Series A and Series B

Ladies and Gentlemen:

     We have acted as special counsel to Dynegy Holdings, Inc., a Delaware corporation (the "Company"), Dynegy Danskammer, L.L.C., a Delaware limited liability company ("Dynegy Danskammer"), and Dynegy Roseton, L.L.C., a Delaware limited liability company ("Dynegy Roseton" and together with Dynegy Danskammer, the "Lessees"), in connection with the issuance and sale to you (the "Initial Purchasers") of [$800,400,000] in aggregate principal amount of Pass Through Certificates, Series A and Pass Through Certificates, Series B (collectively, the "Certificates") of [Dynegy] Series A Pass Through Trust and [Dynegy] Series B Pass Through Trust, newly formed trusts created respectively by Dynegy Danskammer and Dynegy Roseton. The Certificates are being issued to you pursuant to a Purchase Agreement dated________, 2001 (the "Purchase Agreement") among the Company, the Lessees and you. This opinion is being delivered to you pursuant to
Section 6(e) of the Purchase Agreement. All capitalized terms used herein and not otherwise defined shall have the respective meanings set forth in the Purchase Agreement.

     In addition to the Purchase Agreement, we have examined a copy of the Offering Circular dated_________, 2001 (the "Offering Circular") relating to the issuance and sale of the Certificates. We have also examined originals, or copies certified or otherwise identified to our satisfaction, of such agreements, instruments, documents and certificates of the Company, public officials and others as we have deemed relevant and proper as a basis for our opinions. We have relied on such certificates and statements of representatives of the Company and public officials and on the representations and warranties contained in the Purchase Agreement with respect to


May_____, 2001
Page 2

factual matters as to which we have made no independent investigation or verification.

     In rendering the following opinions, we have assumed that (i) all signatures on all documents reviewed by us are genuine, (ii) all documents submitted to us as originals are true and complete and (iii) all documents submitted to us as copies are true and complete copies of the originals thereof.

     Based upon the foregoing, and subject to the assumptions, qualifications and exceptions stated herein, it is our opinion that:

     1. The Company is a corporation duly incorporated, validly existing and in good standing under the laws of State of Delaware and has full corporate power and authority to own, lease and operate its properties and conduct its business as described in the Offering Circular.

     2. To our knowledge, the Company is duly qualified to do business and is in good standing in each jurisdiction in which the character of the business conducted by it or the location of the properties owned, leased or operated by it makes such qualification necessary (except where the failure to so qualify would not, individually or in the aggregate, have a material adverse effect on the condition (financial or other), results of operations, business or prospects of the Company and its Subsidiaries taken as a whole).

     We are not passing upon and do not assume any responsibility for the accuracy, completeness or fairness of the statements contained or incorporated by reference in the Offering Circular, and we have not independently verified the accuracy, completeness or fairness of such statements. Without limiting the foregoing, we do not express any comment or belief with respect to (1) the financial statements, the notes thereto, the schedules or other financial information or statistical data contained or incorporated by reference in the Offering Circular, (2) the other financial information or statistical data contained or incorporated by reference in the Offering Circular, or (3) the statements made under the headings "Offering Circular Summary -The Leased Facilities," "Offering Circular Summary - The Leveraged Lease Transaction," "Offering Circular Summary - Leveraged Lease Transaction Cash Flow Structure," "Offering Circular Summary - The Offering," "Description of the Certificates," "Description of the Operative Documents" and "Material U.S. Federal Income Tax Consequences" in the Offering Circular. The Company prepared the Offering Circular without our participation. The Company has consulted with us on certain selected matters relating to certain of the documents filed under the Securities Exchange Act of 1934, as amended, and incorporated by reference in the Offering Circular (the "Incorporated Documents"), but generally has prepared the Incorporated Documents without our participation. We note that, although certain portions of the Offering Circular, including financial statements and schedules and related data, have been included therein on the authority of "experts" within the meaning of the Securities Act of 1933, as amended, we are not experts with respect to any portion of the Offering Circular. We have participated in conferences with officers and other representatives of the Company, but have not participated in conferences with representatives of independent accountants of the Company, and with your representatives and legal counsel, at which the contents of the Offering Circular, information incorporated



May_____, 2001
Page 3

therein by reference and related matters were discussed. We have reviewed the Offering Circular and Incorporated Documents. Relying as to facts necessary to the determination of materiality upon the officers and the other representatives of the Company, and subject to the limitations described above, no information has come to our attention that causes us to believe that (a) the Offering Circular as of its date and as of the date hereof contained or contains an untrue statement of a material fact or omitted or omits to state a material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, and (b) the Incorporated Documents, as of the date they were filed with the Securities and Exchange Commission, contained an untrue statement of a material fact or omitted to state a material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

     All references herein to "to our knowledge" shall mean the actual current knowledge of attorneys currently with our firm who have given substantive attention to this matter.

     The opinions expressed above are limited solely to the General Corporation Law of the State of Delaware as applied by courts located in the State of Delaware and applicable federal law.

     We express no opinion as to any matter other than as expressly set forth above, and no opinion on any other matter may be inferred or implied herefrom. The opinions expressed herein are given as of the date hereof, and we undertake no, and hereby disclaim any, obligation to advise you of any change in any matter set forth herein. The opinions expressed herein are for the sole use and benefit of, and may only be relied upon by, the addressees hereof and are not to be used, circulated, quoted or otherwise referred to in connection with any transaction other than those contemplated by the Purchase Agreement, or by or to any other person without our prior written consent.

                                    Very truly yours,

                                                                       EXHIBIT C




            [Form of Opinion of Orrick, Herrington & Sutcliffe LLP]



                                  May _, 2001




To the parties on Schedule I

        Re: Certificate Purchase Agreement dated May_, 2001, among Dynegy Holdings Inc., Dynegy Danskammer, L.L.C. and Dynegy Roseton, L.L.C. and the Initial Purchasers named therein
                --------------------------------------------------------

Ladies and Gentleman:

       We have acted as special counsel to Dynegy Holdings Inc., a Delaware corporation (the "Company"), Dynegy Danskammer, L.L.C, ,a Delaware limited liability company ("Dynegy Danskammer"), and Dynegy Roseton, L.L.C., a Delaware limited liability company ("Dynegy Roseton," and together with Dynegy Danskammer, the "Lessees"), in connection with the purchase today by you of an aggregate of $[250,000,000] principal amount of [%___] Pass Through Certificates, Series A and of an aggregate of $[550,400,000] principal amount of [%___] Pass Through Certificates, Series B (each a "Series," and together the "Certificates") pursuant to the Certificate Purchase Agreement, dated May [___, 2001 (the "Purchase Agreement"), among the Company, Dynegy Danskammer, Dynegy Roseton and you (the "Initial Purchasers"). This opinion letter is delivered to you pursuant to Section 6(f) of the Purchase Agreement. Capitalized terms used but not otherwise defined herein shall have the meanings specified in the Purchase Agreement.

       In connection with rendering the opinions contained herein, we have reviewed originals or copies, certified or otherwise identified to our satisfaction, of the following:

       (i)     the Purchase Agreement;

       (ii)    the Pass Through Trust Agreements;

       (iii)   the Participation Agreements;

       (iv)    the Registration Rights Agreement;

       (v)     a specimen of each Certificates of each Series;

       (vi)    the Certificate of Formation of Dynegy Danskammer;

       (vii)   the Limited Liability Agreement of Dynegy Danskammer;

       (viii)  the Certificate of Formation of Dynegy Roseton;

       (ix)    the Certificate of Incorporation of the Company;

       (x)     the Limited Liability Agreement of Dynegy Roseton;


To the parties on Schedule I
May ___, 2001


       (xi)    the Lease Indentures; and

       (xii)   a specimen of the Lessor Notes.

       We have also reviewed such other corporate records, agreements, documents and other instruments, and such certificates or comparable documents of public officials and of officers and representatives of the Company, Dynegy Danskammer and Dynegy Roseton and have made such inquiries of such officers and representatives and have made such investigations of law, as we have deemed relevant and necessary as a basis for the opinions hereinafter set forth.

       With your permission we have assumed the following: (a) the authenticity of original documents and the genuineness of all signatures; (b) the conformity to the originals of all documents submitted to us as copies; (c) the truth, accuracy and completeness of the information, factual matters, representations and warranties as to matters of fact contained in the records, documents, instruments and certificates we have reviewed; and (d) the due authorization, execution and delivery on behalf of the respective parties thereto other than the Company and the Lessees of documents referred to herein and the valid and binding effect thereof on such parties other than the Company and the Lessees.

       As to all questions of fact material to this opinion, we have relied upon certificates or comparable documents of officers and representatives of the Company, Dynegy Danskammer and Dynegy Roseton and upon the representations and warranties of the Company, Dynegy Danskammer and Dynegy Roseton, as applicable, contained in the Participation Agreements and the Purchase Agreement.

       Based on the foregoing, and subject to the qualifications stated herein, we are of the opinion that:

       1. Each of the Lessees is a limited liability company duly formed, validly existing and in good standing under the Limited Liability Company Act of the State of Delaware. Dynegy Holdings Inc. is a corporation duly incorporated, validly existing and in good standing under the General Corporation Law of the State of Delaware.

       2. Each of the Lessees has all requisite limited liability company power and authority to own or hold its properties and to conduct its business as described in the Offering Circular (except where the failure to have such power or authority would not, individually or in the aggregate, reasonably be expected to have a material adverse effect on the condition (financial or other), results of operation, business or prospects of the Company and its subsidiaries taken as a whole).

       3. Each of the Company, Dynegy Danskammer and Dynegy Roseton has all requisite corporate or limited liability company power and authority, as applicable, to execute and deliver the. Purchase Agreement, the Pass Through Trust Agreements and the Registration Rights Agreement and to perform its obligations thereunder in accordance with and upon the terms and

                                       2


To the parties on Schedule I
May ___, 2001



conditions set forth therein.

       4. The Purchase Agreement has been duly authorized, executed and delivered by the Company and each of the Lessees and constitutes a valid and binding obligation of the Company and each of the Lessees enforceable against the Company and each of the Lessees in accordance with the terms thereof.

       5     The Registration Rights Agreement has been duly authorized, executed and delivered by the Company and each of the Lessees and constitutes a valid and binding obligation of the Company and each of the Lessees enforceable against the Company and each of the Lessees in accordance with the terms thereof.

       6. Each of the Pass Through Trust Agreements has been duly authorized, executed and delivered by each of the Lessees and constitutes a valid and binding obligation of each of the Lessees enforceable against-each of the Lessees in accordance with the terms thereof.

       7. The execution and delivery by the Company and each. of the Lessees of the Purchase Agreement, the Registration Rights Agreement and the Pass Through Trust Agreements and the performance by the Company and each of the Lessees of their respective obligations thereunder will not (i) contravene the certificate of incorporation or certificate of formation, as applicable, or the bylaws or operating agreement, as applicable, of the Company or the Lessees or
(ii) violate any order, writ, injunction, decree, statute, rule or regulation, of which we have knowledge, applicable to the Company or the Lessees.

       8. No consent, approval or authorization of, or filing, registration or qualification with, giving of notice to or the taking of other action by or in respect of any New York State or United States governmental agency or body is required for the execution, delivery and performance by the Company or the Lessees of the Purchase Agreement, the Registration Rights Agreement and the Pass Through Trust Agreements, except for any applicable Form D filing required to be filed in connection with the offer and sale of the Certificates or the Lessor Notes and except such consents, approvals, authorizations, filings, registrations, qualifications, notices and other actions (i) as have been given, achieved or accomplished and are in full force and effect; (ii) as may be required under applicable state securities laws; (iii) as may be required to be obtained or made under the Securities Act of 1933, as amended, and applicable state securities laws as provided in the Registration Rights Agreement, (iv) as are disclosed in Section 3.1 (d) of the Participation Agreement, and (v) as may be required under federal and state environmental laws, rules and regulations.

       9. Assuming that the representations and warranties of the Company, the Lessees and the Initial Purchasers contained in the Purchase Agreement and the representations of all parties to the Participation Agreement are true, correct and complete and assuming compliance by each of the Initial Purchasers with its covenants set forth in the Purchase Agreement, no registration of the Certificates under the Securities Act of 1933, as amended, or qualification of the Pass

                                       3


To the parties on Schedule I

May ___, 2001



Through Trust Agreements under the Trust Indenture Act of 1939, as amended, is required in connection with the offer and sale of the Certificates by the Trust or the offer, resale and delivery of the Certificates by the Initial Purchasers in the manner contemplated by the Purchase Agreement and the Offering Circular.

       10. Assuming due authorization, execution and issuance of each Series by the applicable Trust in accordance with the terms of the applicable Pass Through Trust Agreement and authentication by the applicable Pass Through Trustee in the manner set forth in the applicable Pass Through Trust Agreement, upon delivery to the Initial Purchasers against payment therefor in accordance with the terms of the Purchase Agreement and the applicable Pass Through Trust Agreement, such Certificates will have been validly issued and delivered, and will constitute legal, valid and binding obligations of the applicable Trust entitled to the benefits of the applicable Pass Through Trust Agreement and enforceable against the applicable Trust in accordance with terms of the applicable Pass Through Trust Agreement.

       11. Assuming due authorization, execution and issuance of the Lessor Notes by the Owner Lessors in accordance with the terms of the Lease Indentures and authentication by the Lease Indenture Trustee in the manner set forth in the Lease Indentures, upon delivery to the Trusts against payment therefor, in accordance with the terms of the Lease Indentures, the Lessor Notes will have been validly issued and delivered, and will constitute valid and binding obligations of the Owner Trusts entitled to the benefits of the Lease Indentures, enforceable against the Owner Trusts in accordance with their terms.

       12. The Lessor Notes and the Certificates conform in all material respects as to legal matters to the respective statements concerning them contained in the Offering Circular.

       13. The statements contained in the Offering Circular under the captions "Material U.S. Federal Income Tax Consequences" and "ERISA Considerations," to the extent they constitute a summary of matters of law or regulation or legal conclusions, fairly summarize the matters described therein in all material respects.

       14. The statements contained in the Offering Circular under the captions "Offering Circular Summary - The Leased Facilities, " "Offering Circular Summary-The Leveraged Lease Transactions," "Offering Circular Summary - The Offering," "Description of the Certificates," and "Description of the Operative Documents," are accurate in all material respects insofar as such statements constitute summaries of the Certificates, the Pass Through Trust Agreements, the Lessor Notes, the Lease Indentures, the Facility Leases, the Guarantees and certain provisions of the Participation Agreements.

       In giving the opinion set forth in paragraph 7 above, we have relied on certificates of officers of the Company and the Lessees as to the absence of any judgment, decree, injunction, writ or order of any arbitration board or other New York State or United States governmental agency or body which would be contravened by the execution, delivery or performance by the Company or the Lessees of the Purchase Agreement, the Registration Rights Agreement or the

                                       4


To the parties on Schedule I
May ___, 2001




Pass Through Agreements. In giving the opinion set forth in paragraph 8 above, we have relied on certificates of officers of the Company and the Lessees as to the absence of any judgment, decree, injunction, writ or order of any court, arbitration board or other New York State or United States governmental agency or body which would require any consent, approval, authorization, filing, registration, qualification, notice or other action described in said paragraph 8.

               The statements under the captions "Offering Circular Summary -The Lessees," "Offering Circular Summary - The Leased Facilities, " "Offering Circular Summary - Principal Executive Offices," "Offering Circular Summary -The Leveraged Lease Transactions," "Offering Circular Summary - The Leveraged Lease Transaction Cash Flow Structure," "Offering Circular Summary - The Offering," "Risk Factors - Certain bankruptcy law considerations could limit claims against the lessees, DHI or the owner lessors," "Risk Factors -Each lessee may assign the operative documents to which it is a party and its interest in the related leased facilities and DHI may assign the related guarantee," "Risk Factors - The applicable owner participant may assume the lessor notes, in which event the related lease will be released from the lien of the related indenture, " "Risk Factors - It may be difficult to realize the value of the collateral pledged to secure the certificates and the proceeds received from a sale of the collateral may be insufficient to repay the certificates, " "Risk Factors - There is no existing market for the certificates, and there is no guarantee that an active trading market will develop or continue," "Risk Factors - "Ratings of the certificates do not address market price or suitability for a particular investor; ratings are subject to change," "Use of Proceeds," "Business - Regulation - Lease Transactions Filings and Approval," "Description of the Certificates," "Description of the Operative Documents," "Material U.S. Federal Income Tax Consequences." "Transfer Restrictions," "ERISA Considerations," "Plan of Distribution," and "Legal Matters" in the Offering Circular, dated May [I, 2001 (as amended or supplemented through the date hereof, the "Offering Circular") are hereinafter referred to as the "Transaction Description."

       During the course of the preparation of the Offering Circular, we reviewed the Transaction Description and participated in conferences with representatives of the Company and you and your counsel, at which the contents of the Transaction Description were discussed. Although we are not passing upon or assuming any responsibility for the accuracy, completeness or fairness of any of the statements made in the Offering Circular (except as described in paragraphs 12, 13 and 14 above), on the basis of the information which we gained in the course of the services referred to above, we advise you that, nothing which has come to our attention in the course of such review which has caused us to believe that the Transaction Description as of the date of the Offering Circular and as of the date hereof, contained or contains an untrue statement of a material fact or omitted or omits to state a material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading (it being understood that we have not been requested to and do not make any comment in this paragraph with respect to (i) the financial statements, schedules and other financial and statistical information contained in or incorporated by reference in the Offering Circular or omitted from the Offering Circular, (ii) the documents incorporated by reference in the Offering Circular, and

                                       5


To the parties on Schedule I
May ___, 2001




(iii) any other portion of the Offering Circular other than the Transaction Description).

       In connection with the opinion in paragraph 14 above and the statements in the immediately preceding paragraph, we note that the Offering Circular does not describe the covenants in the Operative Documents (as such term is defined in Appendix A to the Participation Agreements) that would be in place upon repayment of the Certificates. Since the covenants will not be in effect while the Certificates are outstanding it is not necessary to describe them in the Offering Circular.

       Our opinion that any document is legal, valid, binding or enforceable in accordance with its terms is subject to: (a) limitations imposed by bankruptcy, insolvency, receivership, conservatorship, reorganization, fraudulent conveyance, arrangement, moratorium or other laws relating to or affecting the enforcement of creditors' rights generally; (b) general principles of equity, regardless of whether such enforceability is considered in a proceeding in equity or at law; and (c) rights to indemnification and contribution which may be limited by applicable law or equitable principles or otherwise unenforceable as against public policy.

       Whenever a statement herein is qualified by the phrase "to our knowledge," or "of which we have knowledge" it is intended to indicate that, during the course of our representation of the Company and the Lessees in connection with the purchase and sale of the Certificates, no information that would give us current actual knowledge of the inaccuracy of such statement has come to the attention of those attorneys presently in this firm who have rendered legal services in connection with the representation described in the introductory paragraph of this opinion letter. However, we have not undertaken any independent investigation or review to determine the accuracy of any such statement, and any limited inquiry undertaken by us during the preparation of this opinion letter should not be regarded as such an investigation or review, and no inference as to our knowledge of any matters bearing on the accuracy of any such statement should be drawn from the fact of our representation of the Company or the Lessees.

       We are members of the Bar of the State of New York and, for purposes of this opinion, do not hold ourselves out as experts on, nor are we, in rendering our opinions herein, passing on the laws of any jurisdiction other than the Federal laws of the United States and the laws of the State of New York and the General Corporation Law of the State of Delaware and the Limited Liability Company Act of the State of Delaware; provide, however, that we express no opinion herein with respect to the New York Public Service Law, as amended, the Federal Power Act, as amended, or the Public Utility Holding Company Act of 1935 or the rules or regulations thereunder.

       This opinion letter is being furnished solely for the benefit of those persons listed on Schedule I in connection with the transaction covered by the first paragraph of this opinion letter and may not be relied upon, used, circulated, quoted or referred to, nor may copies of this opinion letter be delivered to, any other person without our prior written consent. We disclaim any obligation to update this opinion letter for events occurring or coming to our attention after

                                       6


To the parties on Schedule I
May ___, 2001




the date hereof.



                                     Very truly yours,

                                       7


To the parties on Schedule I
May ___, 2001




                                  SCHEDULE I

Bane of America Securities LLC
Lehman Brothers Inc.
JPMorgan, a division of Chase Securities Inc.
Salomon Smith Barney Inc.
TD Securities (USA) Inc.
c/o Bane of America Securities LLC
100 North Tryon Street, 7th Floor
Charlotte, NC 28255

                                                                       EXHIBIT D

                     [Form of Opinion of General Counsel]


                                                   Kenneth E. Randolph
                                                   General Counsel and Secretary
                                                   713-507-6816
                                                   713-507-6808 (Fax)


                                 May __, 2001

Banc of America Securities LLC
Lehman Brothers Inc.
JPMorgan, a division of Chase Securities Inc.
Salomon Smith Barney Inc.
TD Securities (USA) Inc.
c/o Bane of America Securities LLC
100 North Tryon Street, 7/th/ Floor
Charlotte, NC 28255


Ladies and Gentlemen:


     I am General Counsel for Dynegy Holdings Inc., a Delaware corporation (the "Company"), and have represented the Company in connection with the issuance and
 -------
sale by Roseton-Danskammer 2001-Series A Pass Through Trust and Roseton-Danskammer 2001-Series B Pass Through Trust, newly formed trusts respectively created by Dynegy Danskammer, L.L.C., a Delaware limited liability company ("Dynegy Danskammer"), and Dynegy Roseton, L.L.C., a Delaware limited liability
  -----------------
company ("Dynegy Roseton" and, together with Dynegy Danskammer, the "Lessees"),
          --------------                                             -------
to you (the "Initial Purchasers") of $800,400,000 in aggregate principal amount
             ------------------
of Pass Through Certificates, Series A and Pass Through Certificates, Series B (collectively, the "Certificates") pursuant to the Certificate Purchase
                    ------------
Agreement dated _______, 2001 (the "Purchase Agreement") among the Company, the
                                    ------------------
Lessees and the Initial Purchasers. The Lessees are indirect wholly owned subsidiaries of the Company, which will guarantee each Lessee's payment obligations under one or more sale-leaseback transactions. The Certificates will be issued pursuant to two Pass Through Trust Agreements between the Lessees and The Chase Manhattan Bank, as trustee. All capitalized terms used in this opinion and not otherwise defined herein shall have the meanings attributed to them in the Purchase Agreement.

     In connection with the rendition of this opinion, I have reviewed the Purchase Agreement, the related Registration Rights Agreement (the "Registration
                                                                    ------------
Rights Agreement") and the Pass Through Trust Agreements and such other matters
----------------
of fact and law that I deemed necessary in order to render this opinion. I also have examined copies of the Offering Circular, dated May___________, 200 1, prepared in connection with the issuance and sale of the Certificates (the "Offering Circular").
 -----------------

In connection with this opinion, I have assumed (i) the genuineness of all signatures


Banc of America Securities LLC
Lehman Brothers Inc.
JPMorgan, a division of Chase Securities Inc.
Salomon Smith Barney Inc.
TD Securities (USA) Inc.
May __, 2001
Page 2

(other than signatures of the Company), (ii) the authenticity of all documents submitted to me as originals and (iii) the conformity to original documents of all documents submitted to me as photostatic or certified copies and the authenticity of the originals of such copies.

     Based upon the foregoing, and subject to the qualifications and exceptions set forth herein, I am of the opinion that:

          (i) Each of the Company's Significant Subsidiaries has been duly incorporated or formed as a corporation, limited liability company or partnership, as applicable, and is validly existing as a corporation, limited liability company, general partnership or limited partnership under the laws of its jurisdiction of incorporation or formation (and each of the Significant Subsidiaries that is a corporation, limited liability company or limited partnership is in good standing under the laws of its jurisdiction of incorporation or formation), with full power and authority to own, lease and operate its properties and conduct its business as described in the Offering Circular.

          (ii) To my knowledge, except as disclosed in the Offering Circular, all of the outstanding shares of capital stock, membership interests, partnership interests (or such percentage of the partnership interest as is set forth in the respective partnership agreements) or other ownership interests of each Significant Subsidiary and each Lessee are owned, directly or indirectly, by the Company, free and clear of any security interest.

          (iii) Neither the execution or delivery of the Purchase Agreement, the Pass Through Trust Agreements or the Registration Rights Agreement nor consummation of the transactions contemplated thereby will result in a breach or violation of, or constitute a default under, the certificate of incorporation, bylaws, limited partnership agreement or other governing documents of any Significant Subsidiary.

          (iv) Each document incorporated by reference in the Offering Circular as filed under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), complied when so filed as to form in all material respects with the applicable requirements of the Exchange Act and the rules and regulations of the Commission thereunder (except that no opinion is expressed as to the financial statements or notes thereto and other financial and statistical data contained therein).

          (v) The descriptions in the Offering Circular of statutes, regulations, legal or governmental proceedings, to the extent they constitute matters of law and summaries of


Banc of America Securities LLC
Lehman Brothers Inc.
JPMorgan, a division of Chase Securities Inc.
Salomon Smith Barney Inc.
TD Securities (USA) Inc.
May __, 2001
Page 3

     legal matters, are accurate in all material respects. To my knowledge, there are no contracts or documents required to be described in the Offering Circular which are not described as required.

     I am authorized to practice law in the State of Texas and do not hold myself out as an expert on the law of any state other than the State of Texas. Consequently, the foregoing opinions are limited in all respects to the federal laws of the United States of America and the laws of the State of Texas. I express no opinion as to the laws of any other state or jurisdiction. The phrase "to my knowledge" in paragraphs (ii) and (v) means that in the course of my review, no facts or circumstances have come to my attention that lead me to believe otherwise than the particular opinion expressed:

     The opinions herein have been furnished at your request and are solely for your benefit in connection with the subject transaction and may not be relied upon by any other person or furnished to anyone else, or relied upon by you in connection with any other transaction, without the prior written consent of the undersigned. Notwithstanding the foregoing, I understand that a copy of this opinion may be delivered to and relied upon by Ox-rick, Herrington & Sutcliffe LLP, Vinson & Elkins L.L.P. and Simpson Thacher & Bartlett, and I hereby consent to such delivery and reliance. This opinion is rendered as of the date hereof and I disclaim any undertaking or obligation to advise you or any other party of changes which may hereafter be brought to my attention as the result of changes in applicable law or subsequent actions of the Company. This opinion is being given by me as an officer of the Company and not in my individual capacity.


                                           Very Truly Yours,

                                           DYNEGY HOLDINGS, INC.


                                           By:
                                               Kenneth E. Randolph
                                               General Counsel and Secretary

                                                                         ANNEX A


                     FORM OF REGISTRATION RIGHTS AGREEMENT

                                  $800,400,000

                           Dynegy Danskammer, L.L.C.
                             Dynegy Roseton, L.L.C.

                      Subsidiaries of Dynegy Holdings Inc.
                        (Guarantor of lease obligations)

                Pass Through Certificates, Series A and Series B


                         REGISTRATION RIGHTS AGREEMENT
                         -----------------------------

                                                         Dated as of May 8, 2001

Banc of America Securities LLC
Lehman Brothers Inc.
J.P. Morgan Securities Inc.
Salomon Smith Barney Inc.
TD Securities (USA) Inc.
c/o Banc of America Securities LLC
100 North Tryon Street, 7/th/ Floor
Charlotte, NC 28255

Dear Sirs:

          Roseton-Danskammer 2001-Series A Pass Through Trust and Roseton-Danskammer 2001-Series B Pass Through Trust (collectively, the "Trusts"), newly
                                                                ------
formed trusts respectively created by Dynegy Danskammer, L.L.C., a Delaware limited liability company ("Dynegy Danskammer"), and Dynegy Roseton, L.L.C., a
                            -----------------
Delaware limited liability company ("Dynegy Roseton" and, together with Dynegy
                                     --------------
Danskammer, the "Lessees") propose to issue and sell to you (the "Initial
                 -------                                          -------
Purchasers") $800,400,000 in aggregate principal amount of Pass Through
----------
Certificates, Series A and Pass Through Certificates, Series B (collectively, the "Certificates") pursuant to the Certificate Purchase Agreement, dated as of
     ------------
May 1, 2001 (the "Purchase Agreement"), among the Lessees, Dynegy Holdings Inc.,
                  ------------------
a Delaware corporation (the "Company" and, together with the Lessees, the
                             -------
"Registrants") and the Initial Purchasers.  The Lessees are indirect wholly-
------------
owned subsidiaries of the Company, which will guarantee each Lessee's payment obligations under one or more sale-leaseback transactions (the "Lease
                                                                -----
Transactions").  The Certificates are to be issued pursuant to two Pass Through
------------
Trust Agreements (each a "Pass Through Trust Agreement"), between the Lessees
                          ----------------------------
and The Chase Manhattan Bank, as trustee (the "Pass Through Trustee").  The
                                               --------------------
assets of each Trust will consist solely of notes (the "Lessor Notes") to be
                                                        ------------
issued by two owner lessors (the "Owner Lessors") each pursuant to an indenture
                                  -------------
(collectively, the "Lease Indentures") between the applicable Owner Lessor and
                    ----------------
The Chase Manhattan Bank, as trustee (the "Lease Indenture
                                           ---------------

Trustee"), in connection with the Lease Transactions. Capitalized terms used but
-------
not defined herein shall have the meaning given to such terms in the Pass Through Trust Agreements.

          SECTION 1.  Definitions.  The definitions set forth in this Agreement
                      -----------
shall equally apply to both the singular and plural forms of the terms defined. As used in this Agreement, the following terms shall have the following meanings:

          "Advice" shall have the meaning set forth in the last paragraph of
           ------
Section 5 of this Agreement.

          "Affiliate", with respect to any Person, shall mean any other Person
           ---------
that directly or indirectly through one or more intermediaries, controls, is controlled by, or is under common control with such first Person. The term "control" means the possession, directly or indirectly of the power to direct or cause the direction of the management or policies of a Person, whether through the ownership of voting securities or by contract or otherwise. For purposes of
Section 2, an "Affiliate" of any Registrant shall mean and include, in addition, any Person deemed an affiliate thereof under the Securities Act or the Exchange Act in connection with the Exchange Offer.

          "Closing Date" shall have the meaning set forth in the Purchase
           ------------
Agreement.

          "Commission" shall mean the United States Securities and Exchange
           ----------
Commission.

          "Company" shall have the meaning set forth in the first paragraph of
           -------
this Agreement.

          "Cure Date" shall have the meaning set forth in Section 4(a) of this
           ---------
Agreement.

          "Effective Date" shall mean the date which is 240 days after the
           --------------
Closing Date.

          "Effective Period" shall have the meaning set forth in Section 3(a) of
           ----------------
this Agreement.

          "Exchange Act" shall mean the Securities Exchange Act of 1934, as
           ------------
amended, and the rules and regulations of the Commission promulgated thereunder.

          "Exchange Offer" shall have the meaning set forth in Section 2(a) of
           --------------
this Agreement.

          "Exchange Offer Registration Statement" shall have the meaning set
           -------------------------------------
forth in Section 2(a) of this Agreement.

          "Exchange Period" shall have the meaning set forth in Section 2(a) of
           ---------------
this Agreement.

          "Exchange Securities" shall have the meaning set forth in Section 2(a)
           -------------------
of this Agreement.

          A "holder" of Registrable Securities shall mean the registered holder
             ------
of such securities.

          "Holder Indemnified Party" shall have the meaning set forth in Section
           ------------------------
8(a) of this Agreement.

          "Holder Information" shall have the meaning set forth in Section 8(a)
           ------------------
of this Agreement.

          "Illiquidity Event" with respect to the Initial Securities shall mean
           -----------------
any of the following events:

          (a) as of the Effective Date, both (i) an Exchange Offer Registration Statement (which, if applicable pursuant to Section 2(a), covers resales of such Resale Securities) has not become effective and an Exchange Offer for such Registrable Securities shall have not been consummated and (ii) the Registrable Securities are not the subject of an Initial Shelf Registration Statement which has become effective; or

          (b) the Registrable Securities are the subject of an Initial Shelf Registration Statement or Subsequent Shelf Registration Statement which was effective but which has ceased to be effective for any reason prior to the end of the Effective Period.

          An Illiquidity Event shall be deemed to cease to exist on the date subsequent to the occurrence of such Illiquidity Event on which:

               (i) in the case of an Illiquidity Event described in clause (a) above, either (i) an Exchange Offer Registration Statement (which, if applicable pursuant to Section 2(a), covers resales of the Resale Securities) shall become effective and an Exchange Offer for such Registrable Securities shall have been consummated or (ii) an Initial Shelf Registration Statement covering such Registrable Securities shall become effective; or

               (ii) in the case of an Illiquidity Event described in clause (b) above, a Subsequent Shelf Registration Statement covering such Registrable Securities shall become effective.

          "Initial Purchasers" shall have the meaning set forth in the first
           ------------------
paragraph of this Agreement.

          "Initial Securities" shall mean the Certificates sold to the Initial
           ------------------
Purchasers pursuant to the Purchase Agreement.

          "Initial Shelf Registration Statement" shall have the meaning set
           ------------------------------------
forth in Section 3(a) of this Agreement.

          "Inspectors" shall have the meaning set forth in Section 5(m) of this
           ----------
Agreement.

          "Lessees" shall have the meaning set forth in the first paragraph of
           -------
this Agreement.

          "Managing Underwriters" shall mean the investment banker or investment
           ---------------------
bankers and manager or managers that shall administer an Underwritten Offering.

          "NASD" shall mean the National Association of Securities Dealers, Inc.
           ----

          "Pass Through Trust Agreements" shall have the meaning set forth in
           -----------------------------
the first paragraph of this Agreement.

          "Pass Through Trustee" shall have the meaning set forth in the first
           --------------------
paragraph of this Agreement, including its successors and any successor trustee under the Pass Through Trust Agreements.

          "Person" shall mean any individual, partnership, limited liability
           ------
company, joint venture, corporation, trust, unincorporated organization, government (and any department or agency thereof) or other entity.

          "Prospectus" shall mean the prospectus included in any Registration
           ----------
Statement (including, without limitation, a prospectus that discloses information previously omitted from a prospectus filed as part of an effective registration statement in reliance upon Rule 430A promulgated under the Securities Act), as amended or supplemented by any prospectus supplement, and all other amendments and supplements to the prospectus included in any Registration Statement, including post-effective amendments and all material incorporated by reference into such prospectus.

          "Purchase Agreement" shall have the meaning set forth in the first
           ------------------
paragraph of this Agreement.

          "Records" shall have the meaning set forth in Section 5(m) of this
           -------
Agreement.

          "Registrable Securities" shall mean the Initial Securities upon
           ----------------------
original issuance thereof and at all times subsequent thereto until, in the case of any such Initial Security, (i) a Registration Statement covering such Initial Security, or the Exchange Security to be exchanged for such Initial Security (and, in the case of any Resale Security, any resale thereof), has been declared effective and such Initial Security has been disposed of or exchanged (or, in any case where such Registration Statement covers the resale of Resale Securities, such Initial Security has been exchanged and the Resale Security received therefor has been resold), as the case may be, in accordance with such effective Registration Statement, (ii) such Initial Security is sold in compliance with Rule 144 or would be permitted to be sold pursuant to Rule 144(k), (iii) such Initial Security shall have been otherwise transferred and a new certificate therefor not bearing a legend restricting further transfer shall have been delivered by or on behalf of the Registrants and such Initial Security shall be tradeable by each holder thereof without restriction under the Securities Act or the Exchange Act and without material restriction under the applicable blue sky or state securities laws or (iv) such Initial Security ceases to be outstanding.

          "Registrants" shall have the meaning set forth in the first paragraph
           -----------
of this Agreement.

          "Registration Statement" shall mean any registration statement
           ----------------------
(including any Shelf Registration Statement) of the Registrants that covers any of the Registrable Securities or the Exchange Securities, as the case may be, pursuant to the provisions of this Agreement, including the Prospectus which is part of such Registration Statement, amendments (including post-effective amendments) and supplements to such Registration Statement and all exhibits and appendices to any of the foregoing. For purposes of the foregoing, unless the context requires otherwise, a Registration Statement for an Exchange Offer shall not be deemed to cover Registrable Securities held by a Restricted Person unless such Registration Statement covers the resale of Resale Securities to be received by such Restricted Person pursuant to such Exchange Offer and any such Initial Securities not so covered by the Registration Statement shall continue to be Registrable Securities.

          "Resale Purchaser" shall have the meaning set forth in Section 8(a) of
           ----------------
this Agreement.

          "Resale Securities" shall mean any Exchange Security received by a
           -----------------
Restricted Person pursuant to an Exchange Offer, and at all times subsequent thereto, until, subject to the time periods set forth herein, such Exchange Security has been resold by such Restricted Person.

          "Restricted Person" shall mean (a) any Affiliate of the Registrants,
           -----------------
(b) any Initial Purchaser or (c) any Affiliate of any Initial Purchaser (other than Affiliates of such Initial Purchaser that (i) is acquiring Exchange Securities in the ordinary course of business and do not have an arrangement with any Person to distribute Exchange Securities and (ii) may trade such Exchange Securities without restriction under the Securities Act).

          "Rule 144" shall mean Rule 144 under the Securities Act, as such Rule
           --------
may be amended from time to time, or any similar rule or regulation hereafter adopted by the Commission.

          "Rule 144A" shall mean Rule 144A under the Securities Act, as such
           ---------
Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the Commission.

          "Rule 415" shall mean Rule 415 under the Securities Act, as such Rule
           --------
may be amended from time to time, or any similar rule or regulation hereafter adopted by the Commission.

          "Securities" shall mean collectively the Exchange Securities and the
           ----------
Registrable Securities.

          "Securities Act" shall mean the Securities Act of 1933, as amended,
           --------------
and the rules and regulations of the Commission promulgated thereunder.

          "Shelf Notice" shall have the meaning set forth in Section 2(b) of
           ------------
this Agreement.

          "Shelf Registration Statement" shall have the meaning set forth in
           ----------------------------
Section 3(b) of this Agreement.

          "Special Counsel" shall mean Simpson Thacher & Bartlett, special
           ---------------
counsel to the Initial Purchasers, or any other firm acceptable to the Registrants, acting as special counsel to the holders of Registrable Securities or Exchange Securities.

          "Subsequent Shelf Registration Statement" shall have the meaning set
           ---------------------------------------
forth in Section 3(b) of this Agreement.

          "TIA" shall mean the Trust Indenture Act of 1939, as amended, and the
           ---
rules and regulations of the Commission promulgated thereunder.

          "Underwritten Registration" or "Underwritten Offering" shall mean a
           -------------------------      ---------------------
registration in which securities are sold to an underwriter or group of underwriters for reoffering to the public.

          SECTION 2.  Exchange Offer.
                      --------------

          (a) Unless the Registrants determine in good faith that the Exchange Offer shall not be permissible under applicable law or Commission policy, the Registrants shall prepare and cause to be filed with the Commission as soon as reasonably practicable after the Closing Date, subject to Sections 2(b) and 2(c) of this Agreement, a Registration Statement (an "Exchange Offer Registration
                                                 ---------------------------
Statement") for an offer to exchange (an "Exchange Offer") the Registrable
---------                                 --------------
Securities (subject to Section 2(c)) for a like aggregate principal amount of pass-through certificates otherwise in all material respects substantially identical to the Initial Securities (the "Exchange Securities") (and which are
                                          -------------------
entitled to the benefits of the Pass Through Trust Agreements, which shall be qualified under the TIA in connection with such registration, or agreements which are substantially identical in all material respects to the Pass Through Trust Agreements), other than (i) such changes to the Pass Through Trust

Agreements or any substantially identical agreements as the Pass Through Trustee and the Registrants may deem necessary in connection with the Pass Through Trustee's rights and duties or to comply with any requirements of the Commission to effect or maintain the qualification thereof under the TIA; (ii) such changes relating to restrictions on transfer set forth in the Pass Through Trust Agreements; and (iii) such changes to remove liquidated damages provisions contemplated in Section 4 of this Agreement. The Exchange Offer shall be registered under the Securities Act on the appropriate form of Registration Statement and shall comply with all applicable tender offer rules and regulations under the Exchange Act and with all other applicable laws. Subject to the terms and limitations of Section 2(c), such Exchange Offer Registration Statement may also cover any resales of Resale Securities by any Restricted Person, in the manner or manners designated by them which, in any event, is reasonably acceptable to the Registrants.

          As soon as reasonably practicable after the close of the Exchange Offer, the Registrants shall:

          (a) accept for exchange all Initial Securities tendered and not validly withdrawn pursuant to the Exchange Offer;

          (b) deliver to the Pass Through Trustee for cancellation all Initial Securities so accepted for exchange; and

          (c) cause the Pass Through Trustee promptly to authenticate and deliver to each holder, Exchange Securities equal in principal amount to the Initial Securities of such holder so accepted for exchange.

          The Registrants shall use their reasonable best efforts to (i) cause the Exchange Offer Registration Statement to become effective under the Securities Act and to consummate the Exchange Offer on or prior to the Effective Date, (ii) keep the Exchange Offer open for a period of not less than 20 business days from the date on which notice of the Exchange Offer is delivered to the holders (provided that in no event shall such period be less than the
                --------
period required under applicable Federal and state securities laws), and (iii) maintain such Exchange Offer Registration Statement continuously effective for a period (the "Exchange Period") of not less than the longer of (A) the period
             ---------------
until the consummation of the Exchange Offer and (B) 90 days after the initial effective date of the Exchange Offer Registration Statement; provided, however,
                                                             --------  -------
that in the event that all resales of Resale Securities (including, any resales by broker-dealers that receive Exchange Securities for their own account pursuant to the Exchange Offer) covered by such Exchange Offer Registration Statement have been made, the Exchange Offer Registration Statement need not remain continuously effective for the period set forth in clause (B) above.
Each Restricted Person shall notify the Registrants promptly after re-selling all Resale Securities held by such Restricted Person which are covered by any such Registration Statement.

          Each holder of Registrable Securities to be exchanged in the Exchange Offer (other than any Restricted Person) shall be required as a condition to participating in the Exchange Offer to represent that (i) it is not an Affiliate of the Registrants, (ii) any Exchange Securities to be received by it shall be acquired in the ordinary course of its business and (iii) that at the time of the consummation of the Exchange Offer it shall have no arrangement with any person to participate in the distribution (within the meaning of the Securities Act) of the Initial Securities or the Exchange Securities. Upon consummation of an Exchange Offer in accordance with this Section 2 and compliance with the other provisions of this Section 2, the Registrants shall, subject to Sections 2(b) and 2(c), have no further obligation to register Registrable Securities pursuant to Section 3(a) of this Agreement; provided that the other provisions of this
                                   --------
Agreement shall continue to apply as set forth in such provisions.

          Notwithstanding any other provisions hereof, the Registrants will ensure that (i) any Exchange Offer Registration Statement and any amendment thereto and any prospectus forming part thereof and any supplement thereto complies in all material respects with the Securities Act and the rules and regulations of the Commission thereunder, (ii) any Exchange Offer Registration Statement and any amendment thereto does not, when it becomes effective, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading and (iii) any prospectus forming part of any Exchange Offer Registration Statement, and any supplement to such prospectus, does not, as of the consummation of the Exchange Offer, include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

          (b) In the event that the Registrants reasonably determine in good faith that (i) the Exchange Securities would not, upon receipt in the Exchange Offer by any holder of Registrable Securities (other than any Restricted Person and other than any holder who is not acquiring such Exchange Securities in the ordinary course of business or who has an arrangement with any person to participate in the distribution of such Exchange Securities), be tradeable by each holder thereof without restriction under the Securities Act and the Exchange Act and without restriction under applicable blue sky or state securities laws, (ii) after conferring with counsel, the Commission is unlikely to permit the Exchange Offer Registration Statement to become effective on or prior to the date which is 20 business days prior to the Effective Date (except in the circumstances set forth in Section 2(c)) or (iii) the Exchange Offer may not be made in compliance with applicable laws, then the Registrants shall promptly deliver notice thereof (the "Shelf Notice") to the holders of the
                                      ------------
Registrable Securities and the Pass Through Trustee and shall thereafter file an Initial Shelf Registration Statement pursuant to, and otherwise comply with, the provisions of Section 3(a). Following the delivery of a Shelf Notice in accordance with this Section 2(b) and compliance with Section 3(a), the Registrants shall not have any further obligation under this Section 2.

          (c) In the event that the Registrants reasonably determine in good faith that (i) the Resale Securities would not, upon consummation of any resale thereof by a Restricted Person to any Person other than another Restricted Person, be tradeable by each holder thereof without restriction under the Securities Act (other than applicable requirements) and the Exchange Act and without restriction under applicable blue sky or state securities laws or (ii) the Commission is unlikely to permit the Exchange Offer Registration Statement to become effective on or prior to the date which is 20 business days prior to the Effective Date solely because such Registration Statement covers resales of the Resale Securities by Restricted Persons, then the Registrants shall promptly deliver a Shelf Notice to the Restricted Persons who are holders of Resale Securities and to the Pass Through Trustee, and the Registrants shall thereafter file an Initial Shelf Registration Statement with respect to any such Registrable Securities pursuant to, and otherwise comply with, the provisions of Section 3(a); provided that such Initial Shelf
                                      --------
Registration Statement shall only cover resales of Registrable Securities by Restricted Persons if a Shelf Notice is not then otherwise required to be delivered pursuant to Section 2(b); and, provided, further, that such Initial
                                         --------  -------
Shelf Registration Statement covering Registrable Securities held by Restricted Persons shall be kept effective for at least a period of 120 days and is not required to remain effective with respect to Registrable Securities held by Restricted Persons thereafter. Following the delivery of a Shelf Notice in accordance with this Section 2(c) and compliance with Section 3(a), the Registrants shall not have any further obligation under this Section 2 with respect to the filing of an offer to exchange the Registrable Securities held by the Restricted Persons (including, without limitation, any obligation to provide that an Exchange Offer Registration Statement filed pursuant to Section 2(a) cover resales of Resale Securities by Restricted Persons); provided that the
                                                           --------
provisions of this Section 2 shall otherwise remain in full force and effect with respect to Registrable Securities held by any person other than a Restricted Person.

          SECTION 3.  Shelf Registration; Registrable Securities.  With respect
                      ------------------------------------------
to the Registrable Securities, if a Shelf Notice is delivered in accordance with
Section 2(b) or 2(c) of this Agreement, then the Registrants shall comply with the following provisions of this Section 3:

          (a)  Initial Shelf Registration.  The Registrants shall prepare and
               --------------------------
cause to be filed with the Commission a Registration Statement for an offering to be made on a continuous basis other than pursuant to an Underwritten Offering pursuant to Rule 415 covering all of the Registrable Securities (or, if a Shelf Notice is delivered solely pursuant to Section 2(c), all of the Registrable Securities held by any Restricted Persons) (the "Initial Shelf Registration
                                                 --------------------------
Statement"); provided, however, that no holder shall be entitled to have its
---------    --------  -------
Registrable Securities covered by such Initial Shelf Registration Statement unless such holder agrees in writing, within 10 business days after actual receipt of a request therefrom, to be bound by all the provisions of this Agreement applicable to such holder. No holder shall be entitled to the benefits of Section 4 of this Agreement unless and until such holder shall have provided all information reasonably requested by the Registrants (after conferring with counsel), and such holder shall not be entitled to such benefits with respect to any period during which such information was not provided. Each holder to which any Shelf Registration Statement is being effected agrees to furnish promptly to the Registrants all information required to be disclosed in order to make the information previously furnished to the Registrants by such holder not materially misleading. The Initial Shelf Registration Statement shall be an appropriate form permitting registration of such Registrable Securities for such resale by the holders thereof in the manner or manners reasonably designated by them (but excluding any

Underwritten Offerings). The Registrants shall use their reasonable best efforts to (A) cause the Initial Shelf Registration Statement to be declared effective under the Securities Act on or prior to the Effective Date and (B) keep the Initial Shelf Registration Statement (or a Subsequent Shelf Registration Statement) continuously effective under the Securities Act for a period commencing on the date such Initial Shelf Registration Statement is declared effective until the date which is two years after the Closing Date (subject to extension pursuant to the last paragraph of Section 5 and subject, with respect to Registrable Securities held by Restricted Persons, to the limitations set forth in Section 2(c)) or such shorter period ending when (1) all Registrable Securities covered by the Initial Shelf Registration Statement have been sold or
(2) all Registrable Securities may be sold pursuant to Rule 144 without volume restrictions (such period as it may be extended being the "Effective Period").
                                                           ----------------

          Notwithstanding any other provision hereof, the Registrants may postpone or suspend the filing or the effectiveness of a Registration Statement (or any amendments or supplements thereto), if (1) such action is required by applicable law, or (2) such action is taken by the Registrants in good faith and for valid business reasons (not including avoidance of such party's obligations hereunder), including the acquisition or divestiture of assets, other pending corporate developments, public filings with the Commission or other similar events, so long as the Registrants promptly thereafter comply with the requirements of Section 5(b) hereof, if applicable. Notwithstanding the occurrence of any event referred to in the immediately preceding sentence (a

"Suspension"), such event shall not suspend, postpone or in any other manner
 ----------
affect the running of the time period after which an Illiquidity Event shall be deemed to occur and, if the filing or effectiveness of a Registration Statement is postponed or suspended as a result of a Suspension, an Illiquidity Event shall nonetheless exist if all other requirements set forth for the occurrence of an Illiquidity Event shall be satisfied, and the provisions of Section 4 requiring the payment of liquidated damages, as set forth in such Section, on the Registrable Securities, shall be applicable.

          (b) Subsequent Shelf Registrations.  If the Initial Shelf Registration
              ------------------------------
Statement or any Subsequent Shelf Registration Statement ceases to be effective for any reason at any time during the Effective Period after the Effective Date, the Registrants may attempt to obtain the withdrawal of any order suspending the effectiveness thereof, and may amend such Initial Shelf Registration Statement or Subsequent Shelf Registration Statement in a manner reasonably expected to obtain the withdrawal of the order suspending the effectiveness thereof, or file an additional "shelf" Registration Statement applicable to the Initial Securities pursuant to Rule 415 covering all of such Registrable Securities remaining unsold (a "Subsequent Shelf Registration Statement"). If a Subsequent
                     ---------------------------------------
Shelf Registration Statement is declared effective, the Registrants shall use their reasonable best efforts to keep such Shelf Registration Statement continuously effective for a period after the date of such effectiveness equal in length to the remaining length of the Effective Period plus the aggregate number of days from the date of the order suspending the effectiveness of the Initial Shelf Registration Statement or any Subsequent Shelf Registration Statement. As used herein, the term "Shelf Registration Statement" means the Initial Shelf Registration Statement and any Subsequent Shelf Registration Statement.

          SECTION 4.  Liquidated Damages for Illiquidity.
                      ----------------------------------

          (a) The Registrants acknowledge and agree that the Initial Purchasers (and any subsequent holders of the Initial Securities) have acquired the Initial Securities in reliance on the covenant of the Registrants to use their reasonable best efforts to (i) cause to become effective on or prior to the Effective Date the Exchange Offer Registration Statement and consummate the Exchange Offer, (ii) to cause to become effective on or prior to the Effective Date an Initial Shelf Registration Statement, if applicable, and (iii) maintain the respective effectiveness of such Registration Statements as described herein. The Registrants further acknowledge and agree that the failure of the Registrants to fulfill such covenants will cause the holders of the Registrable Securities to suffer damages and that it would not be feasible to ascertain the extent of such damages. Therefore, the Registrants agree that from and after the date on which one or more Illiquidity Events occur, the Lessees will be obligated to pay liquidated damages (in addition to the interest otherwise payable with respect to the Securities) which shall accrue on the outstanding principal amount of the Lessor Notes of the same maturity as the Registrable Securities until but not including the date on which such Illiquidity Events shall all cease to exist (and provided no other Illiquidity Event with respect to any Registrable Securities shall then be continuing), at the rate of one half of one percent (0.50%) per annum. If liquidated damages are payable by the Lessees under this Section 4, each Lessee shall pay its applicable portion of such liquidated damages to the applicable Owner Lessor in accordance with
Section 3.4 of the applicable Facility Lease Agreement dated as of May 8, 2001 between the applicable Owner Lessor and the applicable Lessee (collectively, the "Facility Lease Agreements"). The Owner Lessors will make a corresponding
 -------------------------
payment under the Lessor Notes to the applicable Pass Through Trust. The holders of all Securities of the same series as the Registrable Securities shall receive a corresponding payment in the manner and subject to the same terms and conditions set forth in the Pass Through Trust Agreements, as nearly as may be, as though the interest rates provided in such Securities had been increased by one half of one percent (0.50%) per annum for the duration of the period during which liquidated damages pursuant to this Section 4 shall accrue. Subject to the provisions of this Section 4, the Registrants agree that the holders of all Securities of the same series as the Registrable Securities shall be entitled to the payment of any and all liquidated damages on the Registrable Securities that shall accrue pursuant to this Section 4.

          Any such liquidated damages accrued on any such Securities but unpaid on the date on which such liquidated damages cease to accrue (the "Cure Date")
                                                                   ---------
shall be due and payable on the first interest payment date following the next record date immediately following such Cure Date (or the record date occurring on such Cure Date, if such Cure Date is a record date) to the holders of record of such Securities on such record date.

          (b) The Registrants shall promptly notify the holders of the Securities and the Pass Through Trustee of the occurrence of any Illiquidity Event of which they have knowledge.

          Notwithstanding the foregoing, no holder shall be entitled to receive the liquidated damages described in clause (a) of this Section 4 with respect to the Securities held by such holder if the applicable Illiquidity Event arises by reason of the failure of such holder to provide such information as (i) the Registrants may reasonably request, with reasonable prior written notice, for use in the Shelf Registration Statement or any Prospectus included therein to the extent the Registrants reasonably determine that such information is required to be included therein by applicable law, (ii) the NASD or the Commission may request in connection with such Shelf Registration Statement, or
(iii) is required to comply with the agreements of such holder contained in clause (a) of Section 3 to the extent compliance thereof is necessary for the Shelf Registration Statement to be declared effective.

          The parties hereto agree that the liquidated damages provided for in this Section 4 constitute a reasonable estimate of and are intended to constitute the sole damages that will be suffered by holders by reason of the occurrence of an Illiquidity Event. The payment of the liquidated damages in accordance with this Section 4 shall fully discharge and satisfy each Registrant's obligations with respect to damages resulting from any such Illiquidity Event under this Registration Rights Amendment or under the Facility Lease Agreements. Anything in the foregoing to the contrary notwithstanding, in the event that more than one Illiquidity Event shall have occurred and be continuing at the same time, the maximum amount of liquidated damages payable in the manner of additional interest to accrue with respect to any Securities shall be 0.50% per annum.

          SECTION 5.  Registration Procedures.  In connection with the
                      -----------------------
registration of any Registrable Securities or Exchange Securities pursuant to Sections 2 and 3 hereof, the Registrants shall use their reasonable best efforts to effect such registration to permit the sale of such Registrable Securities or Exchange Securities in accordance with any permitted intended method or methods of disposition thereof, and pursuant thereto the Registrants shall:

          (a) prepare and cause to be filed with the Commission a Registration Statement or Registration Statements as prescribed by Sections 2 and 3 of this Agreement, and use their reasonable best efforts to cause each such Registration Statement to become effective and remain effective for the applicable period as provided herein; provided, however, that (i) during the period in which the
                 --------  -------
Initial Shelf Registration Statement is open for the Restricted Persons, the Registrants shall afford any Restricted Person which is a holder of Registrable Securities or Resale Securities and the Special Counsel, upon such holder's written request to the Registrants, an opportunity to review copies of all such documents proposed to be filed, and (ii) if such filing is pursuant to Section 3, before filing any Registration Statement or Prospectus or any amendments or supplements thereto, the Registrants shall afford the Special Counsel for all holders of the Registrable Securities covered by such Registration Statement an opportunity to review copies of all such documents proposed to be filed;

          (b) prepare and cause to be filed with the Commission such amendments and post-effective amendments to each Shelf Registration Statement as may be necessary to keep such Registration Statement continuously effective for the applicable period as provided herein; cause the related Prospectus to be supplemented by any required Prospectus supplement, and as so supplemented to be filed pursuant to Rule 424 (or any similar provisions then in force) under the Securities Act; and comply with the provisions of the Securities Act, the Exchange Act and the rules and regulations of the Commission promulgated thereunder with respect to the disposition of all securities covered by such Registration Statement as so amended or in such Prospectus as so supplemented in accordance with the intended methods of disposition by the sellers of Registrable Securities covered thereby set forth therein;

          (c) promptly notify holders of Registrable Securities (i) if a Shelf Registration Statement is filed pursuant to Section 3 hereof, (ii) when a Prospectus or any prospectus supplement or post-effective amendment has been filed, and, with respect to a Registration Statement or any post-effective amendment, when the same has become effective, (iii) of any request by the Commission for amendments or supplements to the Registration Statement or the Prospectus or for additional information, (iv) of receipt by the Registrants of any notification with respect to the issuance by the Commission of any stop order suspending the effectiveness of a Registration Statement or of any order preventing or suspending the use of any preliminary prospectus or Prospectus or the initiation of any proceedings for that purpose, (v) of the receipt by the Registrants of any notification with respect to the suspension of the qualification or exemption from qualification of a Registration Statement or any of the Registrable Securities for offer or sale in any jurisdiction, or the initiation of any proceeding for such purpose, (vi) of the existence of any fact known to the Registrants which results in such Registration Statement or related Prospectus or any document incorporated therein by reference containing any untrue statement of a material fact or omitting to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading (which notice may be accompanied by an instruction that such notice constitutes material non-public information and to suspend the use of the Prospectus until the requisite changes have been made, and which instruction shall require that such holders shall not communicate such material non-public information to any third party and shall not sell or purchase, or offer to sell or purchase, any securities of the Registrants after receipt of such notice) and (vii) if the Registrants reasonably determine that the filing of a post-effective amendment to such Registration Statement would be appropriate;

          (d) if a Shelf Registration Statement is filed pursuant to Section 3, use their reasonable efforts to prevent the issuance of any order suspending the effectiveness of a Registration Statement or of any order preventing or suspending the use of a Prospectus or suspending the qualification (or exemption from qualification) of any of the Registrable Securities for sale in any jurisdiction and, if any such order is issued, to use reasonable efforts to obtain the withdrawal of any such order at the earliest practicable moment;

          (e) if a Shelf Registration Statement is filed pursuant to Section 3, furnish to each selling holder of Registrable Securities who so requests (at such holder's address set forth in the Securities Register) without charge, one conformed copy of the

Registration Statement or Registration Statements and each post-effective amendment thereto, including financial statements and schedules, all documents incorporated therein by reference and all exhibits (including those incorporated by reference);

          (f) if a Shelf Registration Statement is filed pursuant to Section 3, deliver to each selling holder of Registrable Securities without charge, as many copies of the Prospectus (including each preliminary prospectus) and each amendment or supplement thereto as such persons may reasonably request, and subject to the last paragraph of this Section 5, the Registrants hereby consent to the use of such Prospectus and each amendment or supplement thereto by each of the selling holders of Registrable Securities and the underwriters, if any, in connection with the offering and sale of Registrable Securities covered by such Prospectus and any amendment or supplement thereto;

          (g) prior to any public offering of Registrable Securities, register or qualify, or cooperate with the selling holders of Registrable Securities, the underwriters, if any, and their respective counsel in connection with the registration or qualification (or exemption from such registration or qualification) of such Registrable Securities for offer and sale under the securities or blue sky laws of such jurisdictions within the United States as the selling holders reasonably request in writing (provided that if Registrable
                                                   --------
Securities are offered other than through an Underwritten Offering, the Registrants agree to cause their counsel to perform blue sky investigations and file registrations and qualifications required to be filed pursuant to this
Section 5(g)); keep each such registration or qualification (or exemption therefrom) effective during the period such Registration Statement is required to be kept effective; and do any and all other acts or things necessary or advisable to enable the disposition in such jurisdiction of the Registrable Securities covered by the applicable Registration Statement; provided, however,
                                                             --------  -------
that none of the Registrants will be required to qualify as a foreign corporation or limited liability company, or to do business, to file a general consent or take any action which would subject it to service of process in any jurisdiction or take any action which would subject itself to taxation in any such jurisdiction;

          (h) if a Shelf Registration Statement is filed pursuant to Section 3, cooperate with the Pass Through Trustee and the selling holders of Registrable Securities to facilitate the timely preparation and delivery of certificates representing Registrable Securities to be sold, which certificates shall not bear any restrictive legends and shall be in a form eligible for deposit with The Depository Trust Company, and enable such Registrable Securities to be in such authorized denominations and registered in such names as the holders may reasonably request at least three business days prior to any such sale;

          (i) if a Shelf Registration Statement is filed pursuant to Section 3, upon the occurrence of any event contemplated by Section 5(c), prepare a supplement or post-effective amendment to the Registration Statement or a supplement to the related Prospectus or any document incorporated therein by reference or file any other required document so that, as thereafter delivered to the purchasers of the Registrable Securities, such Prospectus will not contain an untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading. If the Registrants so notify the holders to suspend the use of the Prospectus after the occurrence of such an event, the holders shall suspend use of the Prospectus, and not communicate such material non-public information to any third party, and not sell or purchase, or offer to sell or purchase, any securities of the Registrants, until the Registrants have amended or supplemented the Prospectus to correct such misstatement or omission;

          (j) use their reasonable best efforts to cause the Registrable Securities covered by the Registration Statement to continue to be rated by the rating agencies that initially rated the Initial Securities during the period that the Registration Statement is required hereunder to remain effective (it being acknowledged, however, that the foregoing shall not be deemed to require the Registrants to maintain the rating of such Registrable Securities at the rating given the Initial Securities);

          (k) prior to the effective date of the first Registration Statement relating to the Registrable Securities or the Exchange Securities, as the case may be, (i) provide the Pass Through Trustee with printed certificates for such securities in definitive form or in a global form eligible for deposit with The Depository Trust Company and (ii) provide a CUSIP number for such Registrable Securities or Exchange Securities represented by such certificates;

          (l) if a Shelf Registration Statement is filed pursuant to Section 3, enter into such reasonably required agreements and take all other appropriate actions in order to expedite or facilitate the registration or the disposition of such Registrable Securities;

          (m) in the event of any Underwritten Offering (which shall only be undertaken at the option of the Registrants), if a Shelf Registration Statement is filed pursuant to Section 3, make available prior to the filing thereof for inspection by a representative of the holders of a majority in aggregate principal amount of the Registrable Securities being sold, and the Special Counsel, on the one hand, or underwriter, on the other hand (collectively, the "Inspectors"), during reasonable business hours, all financial and other
 ----------
records, pertinent corporate documents and properties of the Registrants (collectively, the "Records"), and cause the officers, directors and employees
                    -------
of the Registrants to supply all relevant information as shall be reasonably necessary to enable them to exercise any applicable due diligence responsibilities; provided, however, that as a condition to supplying such
                  --------  -------
information, the Registrants shall receive an agreement in writing from the Special Counsel and by any holders of Registrable Securities agreeing that any information that is designated by the Registrants, in good faith, as confidential shall be kept confidential by such inspector (other than as to holders of Registrable Securities who have so agreed) and by such holders of Registrable Securities receiving such information, unless (i) disclosure of such information is required pursuant to applicable law or by court or administrative order, (ii) disclosure of such information is, in the reasonable opinion of counsel to the Registrants, necessary to avoid or correct a misstatement or omission of a material fact in the Registration Statement, Prospectus or any supplement or post-effective amendment thereto or disclosure is otherwise required by law, (iii) such information becomes generally available to the public other than as a result of a disclosure by any inspector or any such holder of Registrable Securities in violation of this
Section 5(m) or (iv) such information is approved for release by the Registrants, in writing;

          (n) use their best efforts to cause the Pass Through Trust Agreements or the trust indenture provided for in Section 2, as the case may be, to be qualified under the TIA not later than the effective date of such Registration Statement; and, in connection therewith, cooperate with the Pass Through Trustee under the Pass Through Trust Agreements and the holders of the Registrable Securities to effect such changes to the Pass Through Trust Agreements as may be required for the Pass Through Trust Agreements to be so qualified in accordance with the terms of the TIA and execute, and use their best efforts to cause such Pass Through Trustee to execute, all documents as may be required to effect such changes, and all other forms and documents required to be filed with the Commission to enable the Pass Through Trust Agreements or the trust indenture provided for in Section 2 to be so qualified in a timely manner; and

          (o) otherwise use their reasonable best efforts to comply with all applicable rules and regulations of the Commission.

          For purposes of the covenants set forth in this Section 5, references to a Shelf Registration Statement, including a Shelf Registration Statement filed pursuant to Section 3, shall be deemed to include any Registration Statement, filed pursuant to Section 2, which covers, for the period set forth therein, resales of Exchange Securities held by Restricted Persons as provided in Section 2, and, in connection with such Restricted Persons shall be entitled to exercise all rights, receive all notices and copies of documents, and otherwise receive all benefits afforded to sellers or holders of Registrable Securities under this Section 5 in connection with a Shelf Registration Statement. Without limiting the generality of the foregoing, the Registrants agree to fulfill their obligations set forth in Sections 5(a), (b), (c), (d),
(e), (f), (h), (j), (l) and (m) with respect to any such Registration Statement filed pursuant to Section 2 insofar as it covers such resales.

          The Registrants may require each seller of Registrable Securities as to which any registration is being effected, as a condition thereto, to furnish to the Registrants such information regarding the holder and the distribution of such Registrable Securities as the Registrants may, from time to time, request in writing, including without limitation stating that (i) it is not an Affiliate of either Registrant, (ii) the amount of Registrable Securities held by such holder prior to the Exchange Officer, (iii) the amount of Registrable Securities owned by such holder to be exchanged in the Exchange Offer and representing that such holder is not engaged in, and does not intend to engage in, and has no arrangement or understanding with any Person to participate in, a distribution of the Exchange Securities to be issued, and (iv) it is acquiring the Exchange Securities in its ordinary course of business and to covenant and agree to promptly notify the Registrants if any such information so provided by such seller ceases to be true and correct and will promptly thereafter furnish the Registrants with corrected information. The Registrants may exclude from such registration the Registrable Securities of any holder who fails to furnish such information within a reasonable time after receiving such request.

          Each holder of Registrable Securities agrees by acquisition of such Registrable Securities that, upon receipt of any notice from the Registrants of the happening of any event of the kind described in Section 5(c)(iii), 5(c)(iv), 5(c)(vi) or 5(c)(vii) hereof, such holder shall forthwith discontinue disposition of such Registrable Securities covered by such Registration Statement or Prospectus until such holder is advised in writing (the "Advice")
                                                                      ------
by the Registrants that the use of the applicable Prospectus may be resumed, and has received copies of any amendments or supplements thereto and, if so directed by the Registrants, such holder will deliver to the Registrants (at the Registrant's expense) all copies in its possession, other than permanent file copies then in such holder's possession, of the prospectus covering such Registrable Securities current at the time of receipt of such notice, or certify in writing as to the destruction thereof. In the event the Registrants shall give any such notice, the length of the Effective Period shall be extended by the number of days during such period from and including the date of the giving of such notice to and including the date when each seller of Registrable Securities covered by such Registration Statement shall have received (x) the copies of the supplemented or amended Prospectus contemplated by Section 5(i) or
(y) the Advice.

          SECTION 6.  Delivery of Prospectus; Notification Upon Resale.  The
                      ------------------------------------------------
Initial Purchasers acknowledge that it is the position of the staff of the Commission that any broker-dealer that receives Exchange Securities for its own account in exchange for Registrable Securities pursuant to the Exchange Offer must deliver a prospectus in connection with any resale of such Resale Securities. By so acknowledging, such Initial Purchasers shall not be deemed to admit that, by delivering a prospectus, it is an underwriter within the meaning of the Securities Act.

          Each Initial Purchaser shall notify the Registrants promptly upon the completion of the resale of the Resale Securities received by such Initial Purchaser pursuant to the Exchange Offer.

          SECTION 7.  Registration Expenses.  The Registrants shall bear all
                      ---------------------
expenses incurred in connection with the performance of the Registrants' obligations under Sections 2, 3 and 4; provided, however, that the Registrants
                                       --------  -------
shall also bear or reimburse the holders for the reasonable fees and disbursements of only one counsel, the Special Counsel, in accordance with the terms of the Purchase Agreement. Each holder shall pay all underwriting discounts, commissions and transfer taxes, if any, relating to the sale or disposition of such holder's Registrable Securities pursuant to a Shelf Registration Statement.

          SECTION 8.  Indemnification and Contribution.
                      --------------------------------

          (a) In connection with a Shelf Registration Statement or in connection with any prospectus delivery pursuant to an Exchange Offer Registration Statement by an Initial Purchaser, as applicable, the Registrants, jointly and severally, agree to

(A) indemnify and hold harmless each holder of Registrable Securities (including any Initial Purchaser which holds Registrable Securities, including Resale Securities, for its own account (each, a "Resale Purchaser")) and each Person,
                                          ----------------
if any, who controls any such Person within the meaning of either the Securities Act or the Exchange Act and each director, officer, employee or agent of each such Person (each, a "Holder Indemnified Party") against any and all losses,
                      ------------------------
claims, damages or liabilities, joint or several, to which they or any of them are subject under the Securities Act, the Exchange Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in such Registration Statement covering Registrable Securities held by such person or any Prospectus relating to any such Registration Statement, or any amendment thereof or supplement thereto and all documents incorporated by reference therein, or arise out of or are based upon the omission or alleged omission to state therein a material fact necessary in order to make the statements therein, in light of the circumstances in which they were made, not misleading, and (B) reimburse each such Holder Indemnified Party for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action as such expenses are incurred notwithstanding the possibility that payments for such expenses might later be held to be improper, in which case such payments shall be promptly refunded; provided, however, that the
                                          --------  -------
Registrants will not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon any such untrue statement or alleged untrue statement or omission or alleged omission made in such Registration Statement or Prospectus, or in any amendment thereof or supplement thereto, in reliance upon and in conformity with written information relating to such holder provided by such holder to the Registrants specifically for use therein (collectively, the "Holder Information"); provided further,
                                    ------------------    -------- -------
however, that the indemnity obligations arising out of this Section 8 with
-------
respect to any untrue statement or alleged untrue statement or omission or alleged omission made in any preliminary Prospectus shall not inure to the benefit of any holder or any controlling Person of such holder, to the extent that a prospectus relating to such Registrable Securities or the Exchange Securities, as the case may be, was required to be delivered by such holder under the Securities Act in connection with such sale and any such loss, claim, damage or liability of such holder results from the fact that such holder failed to send or deliver to the Person asserting any such losses a copy of the final Prospectus with or prior to the delivery of the written confirmation of the sale of the Registrable Securities or the Exchange Securities, as the case may be, and such final Prospectus would have cured the untrue statement or omission giving rise to such losses if the Registrants had previously furnished copies thereof to such holder. This indemnity agreement will be in addition to any liability which the Registrants may otherwise have.

          (b) As a condition to the inclusion of a holder's Registrable Securities in a Registration Statement, such holder shall agree to (i) indemnify and hold harmless the Registrants and each person who controls each Registrant within the meaning of either the Securities Act or the Exchange Act, and each director, officer, member, employee or agent of each such person, against any and all losses, claims, damages or liabilities, joint or several, to which they or any of them are subject under the Securities Act, the Exchange Act or otherwise, insofar as such losses, claims, damages or liabilities

(or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in a Registration Statement covering Registrable Securities held by such holder or any Prospectus relating to any such Registration Statement or in any amendment thereof or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact necessary in order to make the statements therein, in light of the circumstances in which they were made, not misleading and (ii) reimburse each such indemnified party for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action as such expenses are incurred notwithstanding the possibility that payments for such expenses might later be held to be improper, in which case such payments shall be promptly refunded; in each and every case under clause (i) and (ii) above to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in such Registration Statement or Prospectus or in any amendment thereof or supplement thereto, in reliance upon and in conformity with the Holder Information provided by such holder. This indemnity agreement will be in addition to any liability which any such holder may otherwise have. In no event shall the liability of any selling holder of Registrable Securities hereunder be greater in amount than the dollar amount of the proceeds (net of payment of all expenses) received by such holder upon the sale (or, in the case of Resale Securities, the resale) of the Registrable Securities giving rise to such indemnification obligation.

          (c) Promptly after receipt by an indemnified party under this Section 8 of notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against the indemnifying party under this
Section 8, notify the indemnifying party in writing of the commencement thereof (enclosing a copy of all papers served); but the omission to so notify the indemnifying party (i) shall not relieve it from liability under paragraph (a) or (b) above unless and to the extent it did not otherwise learn of such action and such omission results in the forfeiture by the indemnifying party or material impairment of substantial rights and defenses and (ii) shall not, in any event, relieve the indemnifying party from any obligations to any indemnified party other than the indemnification obligations provided in paragraph (a) or (b) above. In case any such action is brought against any indemnified party, and it notifies the indemnifying party of the commencement thereof, the indemnifying party shall be entitled to participate therein and, to the extent that it may wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel reasonably satisfactory to such indemnified party. After notice from the indemnifying party to such indemnified party of its election to so assume the defense of such claim or action, the indemnifying party will not be liable to such indemnified party under this Section 8 for any legal or other expenses subsequently incurred by such indemnified party in connection with the defense thereof other than costs of investigation; provided that if (i) the defendants in any such action include both the indemnified party and the indemnifying party, and the indemnified party shall have received an opinion of counsel reasonably acceptable to the indemnifying party that representation of both parties by the same counsel would be inappropriate due to actual or likely conflicts of interest between them,
(ii) the indemnifying party shall not have employed counsel for the indemnified party to represent the indemnified party within a reasonable time after notice of the institution of such action, or (iii) the employment of counsel by the indemnified party has been authorized in writing by the indemnifying party, then the indemnified party or parties shall have the right to select one firm of separate counsel (in addition to the fees and expenses of local counsel) to assert any separate legal defenses and to otherwise defend such action on behalf of such indemnified party or parties. No indemnifying party shall be liable for any settlement of any action or claim for monetary damages which an indemnified party may effect without the written consent of the indemnifying party, which consent shall not be unreasonably withheld.

          (d) If the indemnification provided for in Section 8(a) or (b) hereof is for any reason, other than as specified in such provisions, unavailable to or insufficient to hold harmless an indemnified party, then such indemnifying party shall contribute to the aggregate losses, claims, damages or liabilities (or actions in respect thereof) referred to in Section 8(a) or (b) hereof in such proportion as is appropriate to reflect the relative fault and benefits to the Registrants on the one hand and such holders on the other hand in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities (or actions in respect thereof) as well as any other relevant equitable considerations. The relative fault of the Registrants and such holders shall be determined by reference to, among other things, the parties' relative intent, knowledge, access to information and opportunity to correct or prevent any untrue statement or omission. The obligations of the holders in this Section 8(d) are several in proportion to their respective obligations hereunder and not joint. Notwithstanding the provisions of this Section 8(d), in no event shall any holder of Registrable Securities be required to contribute any amount which is in excess of (i) the aggregate principal amount of Initial Securities sold or exchanged by such holder less (ii) the amount of any damages that such person has otherwise been required to pay be reason of such alleged untrue statement or omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. For purposes of this Section 8, each Holder Indemnified Party shall have the same rights to contribution as a holder, and each person who controls any Registrant within the meaning of either the Securities Act or the Exchange Act and each officer, director, member, employee and agent of such person, shall have the same rights to contribution as the Registrants, subject in each case to the applicable terms and conditions of this Section 8(d). Any party entitled to contribution will, promptly after receipt of notice of commencement of any action, suit or proceeding against such party in respect of which a claim for contribution may be made against another party or parties under this Section 8(d), notify such party or parties from whom contribution may be sought; but the omission to so notify such party or parties (x) shall not relieve the party or parties from whom contribution may be sought from any liability under this paragraph (d) unless and to the extent it did not otherwise learn of such action and such omission results in the forfeiture by the party or parties from whom contribution may be sought or material impairment of substantial rights and defenses and (y) shall not, in any event, relieve such party or parties from any obligations other than under this Section 8(d).

          (e) The provisions of this Section 8 will remain in full force and effect, regardless of any investigation made by or on behalf of any holder of Registrable

Securities, the Initial Purchasers, the Registrants or any of the officers, directors, members or controlling persons referred to in this Section 8 and will survive the sale (or, in the case of Resale Securities, the resale) by a holder of Registrable Securities of such Registrable Securities.

          SECTION 9.  Underwritten Registrations (If Any).  If any of the
                      -----------------------------------
Registrable Securities covered by any Shelf Registration Statement are to be sold in an Underwritten Offering, the investment banker or investment bankers and manager or managers that will administer the offering will be selected by the holders of a majority in aggregate principal amount of such Registrable Securities included in such offering, subject to the consent of the Company (which consent shall not be unreasonably withheld or delayed) and such holders shall be responsible for all underwriting commissions and discounts in connection therewith. No holder may participate in any Underwritten Registration, which Underwritten Registration shall only be undertaken at the option of the Registrants, unless such holder (a) agrees to sell such holder's Registrable Securities on the basis provided in any underwriting arrangements approved by the holders of majority in aggregate principal amount of such Registrable Securities included in such offering and (b) completes and executes all questionnaires, powers of attorney, indemnities, underwriting agreements and other documents required under the terms of such underwriting arrangements.

          SECTION 10.  Termination.  In the event that no Initial Securities are
                       -----------
sold to the Initial Purchasers pursuant to the Purchase Agreement, this Agreement shall automatically terminate, without liability on the part of any party. Upon the fulfillment of all obligations on the part of the Registrants to register the Initial Securities as set forth herein (including maintaining the effectiveness of any applicable Registration Statements), this Agreement shall terminate; provided that the provisions of Sections 7 and 8 hereof shall
                 --------
survive any termination and remain in full force and effect.

          SECTION 11.  Miscellaneous.
                       -------------

          (a) No Inconsistent Agreements.  The Registrants neither have, as of
              --------------------------
the date hereof, entered into, nor shall, on or after the date hereof, enter into, any agreement with respect to its securities that is inconsistent with the rights granted to the holders of Registrable Securities herein or otherwise conflicts with the provisions hereof.

          (b) Amendments and Waivers.  The provisions of this Agreement,
              ----------------------
including the provisions of this sentence, may not be amended, modified or supplemented, and waivers or consents to departures from the provisions hereof may not be given, unless the Registrants have obtained the written consent of holders of at least a majority of the then outstanding aggregate principal amount of the Registrable Securities; provided that with respect to any matter
                                      --------
that directly or indirectly affects the rights of any Restricted Person hereunder occurring within the period in which the Initial Registration Statement is open for the Restricted Persons, the Registrants shall obtain the written consent of each such Restricted Person against which such amendment, modification, supplement, waiver or consent is to be effective. Notwithstanding the foregoing (except for the foregoing proviso), a waiver or consent to departure from the provisions hereof with respect to a matter that relates exclusively to the rights of holders of Registrable Securities whose securities are being sold or exchanged pursuant to a Registration Statement and that does not directly or indirectly affect the rights of other holders of Registrable Securities may be given by holders of at least a majority in aggregate principal amount of the Registrable Securities being sold or exchanged by such holders pursuant to such Registration Statement; provided, however, that the provisions of this sentence may not be amended,
--------  -------
modified or supplemented except in accordance with the provisions of the immediately preceding sentence. Notwithstanding the foregoing, a waiver or consent to depart from the provisions hereof with respect to a matter that relates exclusively to the rights of Resale Purchasers and that does not directly or indirectly affect the rights of other holders of Registrable Securities or Exchange Securities may be given by each of the Resale Purchasers affected thereby.

          (c) Notices.  All notices and other communications (including, without
              -------
limitation, any notices or other communications to the Pass Through Trustee) provided for or permitted hereunder shall be made in writing and delivered by hand delivery, registered first-class mail, next-day air courier or telecopier:

              (i) if to a holder of Registrable Securities, at the most current address given by such holder to the Registrants in accordance with the provisions of this Section 11(c), which address initially is, with respect to the Initial Purchasers, at the address set forth in the Purchase Agreement and thereafter at the address for such holders of Registrable Securities set forth in the Security Register applicable to such Registrable Securities; and

              (ii) if to the Registrants, initially at their respective addresses set forth in the Purchase Agreement and thereafter at such other address, notice of which is given in accordance with the provisions of this Section 11(c).

          All such notices and communications shall be deemed to have been duly given when delivered by hand, if personally delivered; five business days after being deposited in the mail, postage prepaid, if mailed; one business day after being timely delivered to a next-day air courier; and when receipt is acknowledged by the recipient's telecopier machine, if sent by telecopier.

          Copies of all such notices, demands or other communications shall be concurrently delivered by the Person giving the same to the Pass Through Trustee at the address specified in the Pass Through Trust Agreements.

          (d) Successors and Assigns.  This Agreement shall inure to the benefit
              ----------------------
of and be binding upon the successors and assigns of each of the parties hereto, including, without limitation and without the need for an express assignment or any consent by the Registrants thereto, subsequent holders of Registrable Securities and by taking and holding such Registrable Securities such transferee shall be conclusively deemed to have agreed to be bound by all of the applicable terms and provisions of this Agreement.

          (e) Counterparts.  This Agreement may be executed in any number of
              ------------
counterparts and by the parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

          (f) Headings.  The headings in this Agreement are for convenience of
              --------
reference only and shall not limit or otherwise affect the meaning hereof.

          (g) Governing Law.  This Agreement shall be governed by, and construed
              -------------
in accordance with, the laws of the State of New York. Each of the parties hereto hereby submits to the non-exclusive jurisdiction of the Federal and State Courts of the Borough of Manhattan in the City of New York in any suit or proceeding arising out of or relating to this Agreement or the transactions contemplated hereby.

          (h) Severability.  In the event that any one or more of the provisions
              ------------
contained herein, or the application thereof in any circumstances, is held invalid, illegal or unenforceable in any respect for any reason, the validity, legality and enforceability of any such provision in every other respect and of the remaining provisions hereof shall not be in any way impaired or affected thereby, it being intended that all of the rights and privileges of the parties shall be enforceable to the fullest extent permitted by law.

          (i) Entire Agreement.  This Agreement, together with the Purchase
              ----------------
Agreement, is intended by the parties as a final expression of their agreement, and is intended to be a complete and exclusive statement of the agreement and understanding of the parties hereto in respect of the subject matter contained herein and therein. There are no restrictions, promises, warranties or undertakings, other than those set forth or referred to herein and therein. This Agreement, together with the Purchase Agreement, supersedes all prior agreements and understandings between the parties with respect to such subject matter.

          (j) Securities Held by the Registrants, etc.  Whenever the consent or
              ----------------------------------------
approval of holders of a specified percentage of principal amount of Registrable Securities is required hereunder, Registrable Securities held by the Registrants or any of their Affiliates (other than subsequent holders of Registrable Securities if such subsequent holders are deemed to be Affiliates solely by reason of their holdings of such Registrable Securities) shall not be counted in determining whether such consent or approval was given by the holders of such required percentage.

          (k) Rules 144 and 144A.  The Registrants shall use their reasonable
              ------------------
best efforts to file the reports required to be filed by them under the Securities Act and the Exchange Act in a timely manner and, if at any time the Registrants are not required to file such reports, they will, upon the written request of any holder of Registrable Securities, make publicly available other information so long as necessary to permit sales of such holder's securities pursuant to Rules 144 and 144A. The Registrants covenant that they will take such further action as any holder of Registrable Securities may reasonably request, all to the extent required from time to time to enable such holder to sell Registrable Securities without registration under the Securities Act within the limitation of the exemptions provided by Rules 144 and 144A (including, without limitation, the requirements of Rule 144A(d) (4)). Upon the written request of any holder of Registrable Securities, the Registrants shall deliver to such holder a written statement as to whether it has complied with such requirements. Notwithstanding the foregoing, nothing in this Section 11(k) shall be deemed to require the Registrants to register the Certificates pursuant to the Exchange Act.

          (l) No Piggyback Registration Rights.  None of the Registrants nor any
              --------------------------------
of their security holders (other than the holders of Registrable Securities in such capacity) shall have the right to include any securities in any Registration Statement other than Registrable Securities.

          If the foregoing is in accordance with your understanding of our agreement, please sign and return to the Registrants a counterpart hereof, whereupon this instrument, along with all counterparts, will become a binding agreement among the several Initial Purchasers and the Registrants in accordance with its terms.

                                       Very truly yours,

                                       Dynegy Holdings Inc.

                                       By:  _______________________
                                       Name:
                                       Title:

                                       Dynegy Danskammer, L.L.C.

                                       By:  _______________________
                                       Name:
                                       Title:

                                       Dynegy Roseton, L.L.C.

                                       By:  _______________________
                                       Name:
                                       Title:

Confirmed and accepted as of
the date first above mentioned
Banc of America Securities LLC
Lehman Brothers Inc.
J.P. Morgan Securities Inc.
Salomon Smith Barney Inc.
TD Securities (USA) Inc.


By:  Banc of America Securities LLC,
on behalf of the Initial Purchasers


By:_______________________________
   Name:
   Title:

By:  Lehman Brothers Inc.,
on behalf of the Initial Purchasers


By:_______________________________
   Name:
   Title: